UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05498)

Exact name of registrant as specified in charter: Putnam Master Intermediate Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: September 30, 2008

Date of reporting period: October 1, 2007— March 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Master Intermediate Income Trust

3|31|08

Semiannual Report

PUTNAM
INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Master
Intermediate
Income Trust

3 | 31 | 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	13
Your fund’s management	15
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	23
Financial statements	24
Shareholder meeting results	94

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Challenges continued to mount for investors in the first quarter of 2008. The markets struggled as economic news — from falling housing prices to rising inflation — painted a gloomy backdrop to an already-difficult situation. Many economists now believe that the United States is in or near recession. Fortunately, the Federal Reserve Board (the Fed) and federal lawmakers have reacted quickly, employing creative and, in some instances, unprecedented moves to ameliorate the situation. As of this writing, the Fed has cut rates a total of 3.25 percentage points since last September and added nearly $400 billion in liquidity to the credit markets. In a historic move, the Fed also provided financing to facilitate JPMorgan Chase’s buyout of investment bank Bear Stearns, which was on the brink of failure. In February, lawmakers, working with the president, approved an economic stimulus package that will put $168 billion into the hands of millions of U.S. taxpayers starting this month.

As investors it is important to keep a long-term perspective and remember the counsel of your financial representative during times like these. Markets can recover quickly, and investors who sit on the sidelines run the risk of missing the rebound. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. What’s more, recessions in the United States are usually short-lived compared with economic expansions. Since 1960, the economy has experienced 7 recessions lasting an average of 11 months, versus 64 months for the average expansion. Perhaps most important is the value that a properly diversified portfolio can offer by balancing areas of weakness with areas of strength.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

Respectfully yours,

Putnam Master Intermediate Income Trust: Seeking
broad diversification across global bond markets

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. Additionally, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the nearly two decades since. New sectors like mortgage-and asset-backed securities now make up over one third of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s investment perspective has been broadened to keep pace with the market expansion over time. To respond to the market’s increasing complexity, Putnam’s 100-member fixed-income group aligns teams of specialists with varied investment opportunities. Each team identifies compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy seeks to take advantage of changing market leadership in pursuit of high current income and relative stability of net asset value.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market, if appropriate.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 25–78.

4	5

Performance snapshot

Putnam Master
Intermediate Income Trust

Average annual total return (%) comparison as of 3/31/08

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 7 and 13–14 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

The period in review

Bill, thank you for taking the time today to talk about Master Intermediate IncomeTrust’s most recent semiannual period. How did the fund perform?

The past six months represented the most volatile period for fixed-income credit markets that I’ve experienced during my 20 years as a money manager. Because of the multiple problems affecting the credit markets over the past six months, the “flight-to-quality” trade into Treasury securities dominated the marketplace. Many investors fled even the highest-quality credit instruments, especially mortgages. Significantly for the fund, the sell-off of mortgage securities during the period was both broad and largely indiscriminate. That is why, despite our continued cautious stance on duration (a measure of portfolio risk) and credit risk, the fund significantly underperformed its benchmark, approximately 22.53% of which is made up of government securities, which returned 5.71%. The fund also underperformed its peer

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/08. See page 6 and pages 13–14 for additional fund performance information. Index descriptions can be found on page 17.

group, Lipper Flexible Income Funds (closed-end), which returned a loss of 0.74%.

Could you discuss the major events that took place during the period within the fixed-income marketplace?

November, December, January, and March were very difficult months for the fixed-income markets. In November, we experienced an additional wave of weak housing statistics and more problems in the bank-loan market. At the end of 2007, fixed-income markets endured additional selling pressure as corporations and financial institutions attempted to clean up their balance sheets by divesting themselves of what they perceived to be weaker credits.

In January, the markets faced the additional challenge of a decline in consumer spending, with unemployment at the highest level we have seen for many years. Investors were now concerned that U.S. growth might be in decline, and that global growth might also be significantly affected. In the first quarter of 2008, as news headlines highlighted a series of significant “write-downs” of structured securities and depressed earnings for prominent financial firms, global credit markets became increasingly illiquid.

What response did the liquidity squeeze and economic slowdown prompt from the government?

Credit quality overview

Credit qualities are shown as a percentage of portfolio value. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Initially, the Federal Reserve Board took a cautious approach, but the extreme pressure on global liquidity forced it to act decisively, cutting the federal funds rate by two and a half percentage points over five FOMC meetings from October to March. The Fed also employed a number of creative measures in an attempt to restore liquidity to the markets, extending substantial credit to commercial and investment banks. Congress and the White House agreed on a large fiscal stimulus package to try to bolster consumer spending, and as we speak, Congress is attempting to fashion a plan to relieve pressure on residential mortgage-holders and reduce the steady stream of foreclosures.

Of the large number of strategies the fund uses to generate returns, which ones helped performance during the period?

The strategy that helped the most, preventing even greater underperformance, was the fund’s “steepener” strategy, where we overweight shorter-term securities and underweight longer-term issues. This strategy is based on our view that the yield curve will steepen as global central banks continue to cut short-term rates and longer-term rates trend higher on the liquidity squeeze and inflation concerns. Also, the fund’s non-U.S.-dollar positions in Europe, Japan, Canada, and Australia contributed significantly, based in part on the weaker dollar.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of total investment portfolio. Holdings will vary over time.

Bill, you mentioned that the sell-off of mortgage securities during the period was broad and largely indiscriminate. Talk about how the sell-off specifically affected the fund’s strategies and impacted performance.

Over time, we believe that one of the main strengths of Master Intermediate Income Trust is the broad diversification of our strategies. However, in recent months, the nine strategies that we employ in the structured securities area (out of a total of 70 to 90 strategies used at any given time within the portfolio as a whole) have become unusually correlated. These nine strategies involving structured securities —three examples are investments in AAA-rated commercial-backed securities (CMBSs), AAA-rated home equity loans, and collaterized mortgage obligations (CMOs) — have recently, in effect, merged. In the short term, the fund has not received the diversification benefits that this variety of strategies has historically provided and that we believe it will provide once again in the future. We believe this is the biggest reason for the fund’s recent underperformance.

How have you reacted to these circumstances?

Aside from the difficulties presented in trying to mitigate short-term volatility, the market is presenting some of the best opportunities for future returns that many of us have seen in two decades. At several points during recent periods of volatility, when we saw an opportunity, we have increased our positions within high-quality mortgage and mortgage-backed securities with two- to five-year time horizons. We believe we have done so without significantly increasing the portfolio’s credit risk. While we want to limit short-term volatility as much as possible, we do not want to give up the potential for strong gains by doing so. We believe that at some point, the market is going to stabilize and prices should rise quickly, preventing investors who have waited on the sidelines from being able to purchase highly rated structured securities at the levels we are currently seeing. The opportunity cost of not participating is, in our opinion, much greater than the cost of short-term pricing volatility. As we believe the majority of our shareholders have long-term investment horizons, we are making a conscious trade-off between short-term volatility and the potential for future gains, as we seek outperformance over the next three to five years.

Given all the uncertainty that you’ve outlined, what is your outlook for the economy and the fund?

Many market watchers are predicting a sharp economic downturn, followed at some point by a relatively swift bounce-back for the economy. However, based on mixed economic data and the fact that the housing market will most likely impede growth for the foreseeable future, we think we will see a period of near-zero to slow growth over the next two to three quarters. One positive for the economy is that growth outside the United States continues to be strong, which should spur demand for U.S. products and services.

The fund has already seen one benefit from our decision to seek opportunities during difficult periods for the market — significantly greater dividend income accumulated from higher-yielding securities. Overall, we plan to continue to diversify the portfolio across a broad range of fixed-income sectors and securities.

Thanks again, Bill, for sharing your time and insights with us.

I N   T H E   N E W S

For the first time since the Great Depression, the Federal Reserve has extended financing to non-banks — specifically, primary dealers such as securities broker-dealers — as part of its ongoing attempt to inject liquidity into the struggling credit markets. The so-called Primary Dealer Credit Facility (PDCF), established in March, allows the Federal Reserve Bank of New York to provide overnight cash reserves to primary dealers in exchange for a broad range of collateral. The new credit facility aims to help primary dealers in providing financing to participants in capital markets and to promote an overall orderly functioning of the markets. The PDCF will remain in effect for six months and may be extended if the Fed deems it necessary.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value. The use of derivatives involves special risks and may result in losses.

Of special interest

In February 2008, Putnam Investments announced the launch of a tender offer for 15% of the common shares of Putnam Master Intermediate Income Trust. On April 14, 2008, Putnam Investments announced that the tender offer was oversubscribed, meaning that pursuant to the terms of the offer, the fund will repurchase the maximum number of shares covered by the offer. For additional information on the repurchase program, see page 92 of this report.

In approving the tender offer program for the funds, the Trustees considered that tender offers would give shareholders an opportunity to sell at least some of their shares at a price close to NAV, and that the tender offer price of 99% of NAV would help offset the costs that shareholders who retain their shares would otherwise bear in connection with the tender offer. The Trustees approved the tender offer upon the recommendation of Putnam Investments and in connection with requests from certain shareholders for enhanced fund liquidity.

In addition, we are pleased to report that effective March 2008, your fund’s dividend was increased from $0.033 to $0.038 per share, representing an increase of 15.15%. This was possible due to widening of spreads, and the resulting increase in interest income.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2008, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return for periods ended 3/31/08

	NAV	Market price

Annual average
Life of fund (since 4/29/88)	7.34%	6.54%

10 years	67.26	70.01
Annual average	5.28	5.45

5 years	39.50	34.98
Annual average	6.88	6.18

3 years	12.09	15.71
Annual average	3.88	4.98

1 year	–0.85	0.26

6 months	–3.15	–0.20

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns

For periods ended 3/31/08

	Lehman	Citigroup Non-		Lipper Flexible
	Government/	U. S. World	JPMorgan	Income Funds
	Credit	Government	Global High	(closed-end)
	Bond Index	Bond Index	Yield Index	category average†

Annual average
Life of fund (since 4/29/88)	7.57%	7.33%	— *	7.10%

10 years	81.12	103.57	67.21%	59.41
Annual average	6.12	7.37	5.28	4.76

5 years	25.32	53.81	53.09	42.68
Annual average	4.62	8.99	8.89	7.27

3 years	17.59	23.89	16.07	15.38
Annual average	5.55	7.40	5.09	4.87

1 year	8.35	22.31	-3.06	1.50

6 months	5.71	15.27	-3.76	-0.74

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund's monthly reinvestment NAV.

* The inception date of the JPMorgan Global High Yield Index was 12/31/93.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/08, there were 6, 6, 6, 5, 5, and 2 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 3/31/08

Distributions

Number	6

Income	$0.229

Capital gains	—

Total	$0.229

Share value:	NAV	Market price

9/30/07	$7.13	$6.41

3/31/08	6.66	6.17

Current yield (end of period)

Current dividend rate*	6.85%	7.39%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income and Fixed-Income High Yield teams. D. William Kohli is the Portfolio Leader. Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2008, and March 31, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 3/31/07.

Trustee and Putnam employee fund ownership

As of March 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$32,000	$ 88,000,000

Putnam employees	$ 3,000	$630,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust, Putnam Global Income Trust, and Putnam Premier Income Trust.

Michael Atkin is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, and Putnam Premier Income Trust.

Rob Bloemker is also a Portfolio Leader of Putnam U.S. Government Income Trust, Putnam American Government Income Fund, and Putnam Income Fund. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, and Putnam Premier Income Trust.

Kevin Murphy is also a Portfolio Member of Putnam Income Fund, Putnam Diversified Income Trust, Putnam Premier Income Trust, and Putnam Utilities Growth and Income Fund.

Paul Scanlon is also a Portfolio Leader of Putnam High Yield Trust, Putnam High Yield Advantage Fund, and Putnam Floating Rate Income Fund. He is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Premier Income Trust.

D. William Kohli, Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the reporting period ended March 31, 2008, Michael Atkin joined your fund’s management team, following the departure of Portfolio Member Jeffrey Kaufman.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities, excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not“interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 67th percentile in total expenses as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. The Trustees considered that most Putnam funds, including your fund, currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

50th	50th	50th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 7, 7 and 7 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking“best price and execution” remains paramount in the portfolio trading process.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Flexible Income Funds (closed-end) category for the one-, five-, and ten-year periods ended March 31, 2008, were 86%, 50%, and 67%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2008, the fund ranked 6th out of 6, 3rd out of 5, and 4th out of 5, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provide benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share repurchase program

In September 2007, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2007, up to 10% of the fund’s common shares outstanding as of October 5, 2007.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/08 (Unaudited)

U. S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (53.1%)*

	Principal amount	Value

U. S. Government Guaranteed Mortgage Obligations (0.4%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from August 20, 2037
to October 20, 2037	$2,030,286	$2,115,860

U. S. Government Agency Mortgage Obligations (52.7%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 6s, July 1, 2021	55,905	57,617
Federal National Mortgage Association Pass-Through Certificates
6 1/2s, with due dates from March 1, 2036
to December 1, 2036	1,607,007	1,666,454
6s, with due dates from August 1, 2037 to September 1, 2037	4,624,209	4,749,121
6s, May 1, 2021	4,091,378	4,219,873
6s, TBA, April 1, 2038	6,000,000	6,144,844
5 1/2s, with due dates from May 1, 2037 to December 1, 2037	6,908,076	6,979,855
5 1/2s, with due dates from March 1, 2020 to January 1, 2021	1,572,730	1,609,069
5 1/2s, TBA, May 1, 2038	65,000,000	65,467,188
5 1/2s, TBA, April 1, 2038	104,000,000	104,966,878
5s, May 1, 2021	92,967	93,944
5s, TBA, April 1, 2038	86,000,000	85,099,683
4 1/2s, with due dates from August 1, 2033 to June 1, 2034	2,607,957	2,522,480
		283,577,006

Total U. S. government and agency mortgage obligations (cost $283,117,456)		$285,692,866

U. S. TREASURY OBLIGATIONS (14.3%)*

	Principal amount	Value

U. S. Treasury Notes
6 1/2s, February 15, 2010	$7,500,000	$8,174,414
4 1/4s, August 15, 2013	38,008,000	41,378,242
3 1/4s, August 15, 2008	27,242,000	27,431,416

Total U. S. treasury obligations (cost $73,142,457)		$76,984,072

COLLATERALIZED MORTGAGE OBLIGATIONS (30.1%)*

	Principal amount	Value

Asset Backed Funding Certificates 144A FRB
Ser. 06-OPT3, Class B, 5.099s, 2036	$52,000	$3,021
Banc of America Commercial Mortgage, Inc.
Ser. 01-1, Class G, 7.324s, 2036	325,000	334,185
FRB Ser. 07-3, Class A3, 5.659s, 2049	168,000	166,752
Ser. 07-2, Class A2, 5.634s, 2049	513,000	503,951
Ser. 05-6, Class A2, 5.165s, 2047	1,131,000	1,129,664
Ser. 07-5, Class XW, Interest Only (IO), 0.608s, 2051	113,147,889	2,925,541

COLLATERALIZED MORTGAGE OBLIGATIONS (30.1%)* continued

		Principal amount	Value

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		$163,000	$142,139
Ser. 01-1, Class K, 6 1/8s, 2036		367,000	270,870
Banc of America Funding Corp. Ser. 07-4, Class 4A2, IO,
5 1/2s, 2034		2,633,021	479,652
Banc of America Large Loan 144A FRB Ser. 05-MIB1,
Class K, 4.818s, 2022		645,000	535,350
Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 1.55s, 2037		1,444,777	203,425
Ser. 07-1, Class S, IO, 1.211s, 2037		4,010,526	435,543
Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.189s, 2032		410,000	396,561
Ser. 07-PW17, Class A3, 5.736s, 2050		2,068,000	1,935,069
Bear Stearns Commercial Mortgage Securities, Inc.
144A Ser. 07-PW18, Class X1, IO, 0.06s, 2050		62,741,432	536,784
Broadgate Financing PLC sec. FRB Ser. D, 6.626s, 2023
(United Kingdom)	GBP	410,875	618,150
Citigroup Mortgage Loan Trust, Inc. IFB Ser. 07-6, Class 2A5,
IO, 4.051s, 2037		$1,864,188	148,829
Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 06-CD3, Class A4, 5.658s, 2048		106,000	104,547
Citigroup/Deutsche Bank Commercial Mortgage Trust
144A Ser. 07-CD5, Class XS, IO, 0.062s, 2044		36,682,131	324,878
Commercial Mortgage Pass-Through Certificates 144A
FRB Ser. 05-F10A, Class A1, 2.918s, 2017		253,745	246,265
Countrywide Alternative Loan Trust IFB Ser. 04-2CB,
Class 1A5, IO, 5.001s, 2034		2,099,055	118,236
Countrywide Home Loans Ser. 05-2, Class 2X, IO,
1.16s, 2035		3,003,289	66,736
Countrywide Home Loans 144A IFB Ser. 05-R1, Class 1AS,
IO, 2.89s, 2035		3,450,490	283,223
Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.811s, 2039		814,000	817,515
Ser. 07-C5, Class A3, 5.694s, 2040		11,100,000	10,802,731
CRESI Finance Limited Partnership 144A FRB Ser. 06-A,
Class C, 3.199s, 2017		251,000	229,665
CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040		966,000	676,200
Ser. 02-CP5, Class M, 5 1/4s, 2035		354,000	106,200
FRB Ser. 05-TFLA, Class L, 4.668s, 2020		699,000	594,150
FRB Ser. 05-TFLA, Class K, 4.118s, 2020		388,000	345,320
Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
Class X, IO, 0.251s, 2031		3,983,898	130,099
DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		286,492	248,678
DLJ Commercial Mortgage Corp. 144A Ser. 98-CF2,
Class B5, 5.95s, 2031		915,958	728,013
European Loan Conduit 144A FRB Ser. 22A, Class D,
6.428s, 2014 (Ireland)	GBP	507,000	789,205
European Prime Real Estate PLC 144A FRB Ser. 1-A,
Class D, 6.434s, 2014 (United Kingdom)	GBP	276,453	409,394

COLLATERALIZED MORTGAGE OBLIGATIONS (30.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-70, Class SM, 32.736s, 2036	$233,122	$311,929
IFB Ser. 06-62, Class PS, 24.308s, 2036	698,963	968,910
IFB Ser. 06-76, Class QB, 24.008s, 2036	1,691,907	2,351,849
IFB Ser. 06-70, Class SJ, 24.008s, 2036	115,991	160,842
IFB Ser. 06-63, Class SP, 23.708s, 2036	1,848,270	2,533,797
IFB Ser. 07-W7, Class 1A4, 23.588s, 2037	584,935	789,397
IFB Ser. 06-104, Class GS, 21.145s, 2036	352,537	467,127
IFB Ser. 06-60, Class TK, 18.205s, 2036	516,340	644,655
IFB Ser. 05-25, Class PS, 16.726s, 2035	709,580	882,344
IFB Ser. 05-74, Class CP, 15.221s, 2035	488,788	595,947
IFB Ser. 05-115, Class NQ, 15.192s, 2036	279,480	327,557
IFB Ser. 06-27, Class SP, 15.038s, 2036	791,000	958,632
IFB Ser. 06-8, Class HP, 15.038s, 2036	822,843	1,000,326
IFB Ser. 06-8, Class WK, 15.038s, 2036	1,313,765	1,583,559
IFB Ser. 05-106, Class US, 15.038s, 2035	1,185,273	1,445,485
IFB Ser. 05-99, Class SA, 15.038s, 2035	577,561	684,077
IFB Ser. 06-60, Class CS, 14.561s, 2036	848,891	970,723
IFB Ser. 06-62, Class NS, 12.092s, 2036	231,953	239,783
IFB Ser. 05-74, Class CS, 12.873s, 2035	557,262	645,751
IFB Ser. 04-79, Class S, 12.653s, 2032	817,162	918,952
IFB Ser. 05-114, Class SP, 12.433s, 2036	350,272	385,823
IFB Ser. 05-95, Class OP, 12.328s, 2035	347,076	388,851
IFB Ser. 05-95, Class CP, 12.152s, 2035	86,634	99,442
IFB Ser. 05-83, Class QP, 10.637s, 2034	197,275	212,786
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	259,290	285,089
Ser. 02-T19, Class A3, 7 1/2s, 2042	215,399	235,899
Ser. 02-14, Class A2, 7 1/2s, 2042	1,610	1,753
Ser. 01-T10, Class A2, 7 1/2s, 2041	207,367	225,446
Ser. 02-T4, Class A3, 7 1/2s, 2041	951	1,034
Ser. 01-T3, Class A1, 7 1/2s, 2040	135,535	147,088
Ser. 01-T1, Class A1, 7 1/2s, 2040	413,186	449,467
Ser. 99-T2, Class A1, 7 1/2s, 2039	164,675	182,862
Ser. 00-T6, Class A1, 7 1/2s, 2030	79,952	85,829
Ser. 01-T4, Class A1, 7 1/2s, 2028	388,440	427,652
Ser. 04-W12, Class 1A3, 7s, 2044	301,383	327,384
Ser. 01-T10, Class A1, 7s, 2041	824,299	886,919
Ser. 371, Class 2, IO, 6 1/2s, 2036	13,352,855	2,734,141
Ser. 363, Class 2, IO, 5 1/2s, 2035	1,365,683	298,456
IFB Ser. 07-W6, Class 6A2, IO, 5.201s, 2037	1,159,247	152,141
IFB Ser. 06-90, Class SE, IO, 5.201s, 2036	2,417,556	349,383
IFB Ser. 04-51, Class XP, IO, 5.101s, 2034	2,280,880	253,302
IFB Ser. 03-66, Class SA, IO, 5.051s, 2033	956,059	119,243
IFB Ser. 08-7, Class SA, IO, 4.951s, 2038	4,725,237	609,853
IFB Ser. 07-W6, Class 5A2, IO, 4.691s, 2037	1,535,659	196,217
IFB Ser. 07-W2, Class 3A2, IO, 4.681s, 2037	1,529,468	187,836
IFB Ser. 06-115, Class BI, IO, 4.661s, 2036	1,360,162	125,097
IFB Ser. 05-113, Class AI, IO, 4.631s, 2036	779,803	94,984
IFB Ser. 05-113, Class DI, IO, 4.631s, 2036	5,123,753	529,789
IFB Ser. 07-60, Class AX, IO, 4.551s, 2037	4,357,415	495,606

COLLATERALIZED MORTGAGE OBLIGATIONS (30.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-60, Class SI, IO, 4.551s, 2036	$1,516,750	$184,493
IFB Ser. 06-60, Class UI, IO, 4.551s, 2036	616,441	78,587
IFB Ser. 07-W7, Class 3A2, IO, 4.531s, 2037	1,817,847	210,475
IFB Ser. 06-60, Class DI, IO, 4.471s, 2035	1,840,530	178,504
IFB Ser. 07-23, Class SI, IO, 4.171s, 2037	398,721	38,453
IFB Ser. 07-54, Class CI, IO, 4.161s, 2037	1,161,749	124,511
IFB Ser. 07-39, Class JI, IO, 4.161s, 2037	1,162,560	103,352
IFB Ser. 07-39, Class PI, IO, 4.161s, 2037	969,124	96,241
IFB Ser. 07-30, Class WI, IO, 4.161s, 2037	5,603,759	537,150
IFB Ser. 07-28, Class SE, IO, 4.151s, 2037	238,055	24,829
IFB Ser. 07-22, Class S, IO, 4.151s, 2037	17,058,490	1,821,200
IFB Ser. 06-128, Class SH, IO, 4.151s, 2037	1,051,674	95,108
IFB Ser. 06-56, Class SM, IO, 4.151s, 2036	1,365,798	143,148
IFB Ser. 06-12, Class SD, IO, 4.151s, 2035	3,840,523	474,626
IFB Ser. 05-90, Class SP, IO, 4.151s, 2035	675,264	72,226
IFB Ser. 05-12, Class SC, IO, 4.151s, 2035	856,598	81,152
IFB Ser. 07-W5, Class 2A2, IO, 4.141s, 2037	558,555	56,709
IFB Ser. 07-30, Class IE, IO, 4.141s, 2037	2,821,124	362,833
IFB Ser. 06-123, Class CI, IO, 4.141s, 2037	2,364,754	242,389
IFB Ser. 06-123, Class UI, IO, 4.141s, 2037	1,034,330	105,792
IFB Ser. 05-45, Class EW, IO, 4.121s, 2035	659,775	57,906
IFB Ser. 07-15, Class BI, IO, 4.101s, 2037	1,829,717	187,795
IFB Ser. 06-126, Class CS, IO, 4.101s, 2037	1,587,270	146,753
IFB Ser. 06-16, Class SM, IO, 4.101s, 2036	2,364,631	272,998
IFB Ser. 05-95, Class CI, IO, 4.101s, 2035	1,271,253	146,606
IFB Ser. 05-84, Class SG, IO, 4.101s, 2035	2,106,139	230,214
IFB Ser. 05-57, Class NI, IO, 4.101s, 2035	531,273	57,498
IFB Ser. 05-104, Class NI, IO, 4.101s, 2035	1,454,404	160,666
IFB Ser. 05-83, Class QI, IO, 4.091s, 2035	338,753	42,288
IFB Ser. 06-128, Class GS, IO, 4.081s, 2037	1,301,582	136,112
IFB Ser. 05-83, Class SL, IO, 4.071s, 2035	3,604,183	353,224
Ser. 06-116, Class ES, IO, 4.051s, 2036	196,525	17,480
IFB Ser. 06-114, Class IS, IO, 4.051s, 2036	1,186,796	111,227
IFB Ser. 06-115, Class IE, IO, 4.041s, 2036	914,217	102,100
IFB Ser. 06-117, Class SA, IO, 4.041s, 2036	1,377,983	128,227
IFB Ser. 06-121, Class SD, IO, 4.041s, 2036	152,226	14,379
IFB Ser. 06-109, Class SG, IO, 4.031s, 2036	356,124	33,799
IFB Ser. 06-104, Class SY, IO, 4.021s, 2036	318,361	28,936
IFB Ser. 06-109, Class SH, IO, 4.021s, 2036	1,088,437	126,519
IFB Ser. 06-111, Class SA, IO, 4.021s, 2036	7,320,584	768,471
IFB Ser. 07-W6, Class 4A2, IO, 4.001s, 2037	6,212,126	653,202
IFB Ser. 06-128, Class SC, IO, 4.001s, 2037	1,425,584	138,522
IFB Ser. 06-43, Class SI, IO, 4.001s, 2036	2,430,046	224,285
IFB Ser. 06-8, Class JH, IO, 4.001s, 2036	4,473,681	485,433
IFB Ser. 05-122, Class SG, IO, 4.001s, 2035	1,073,806	118,346
IFB Ser. 05-95, Class OI, IO, 3.991s, 2035	190,572	24,594
IFB Ser. 06-92, Class LI, IO, 3.981s, 2036	1,340,193	130,907
IFB Ser. 06-99, Class AS, IO, 3.981s, 2036	374,181	37,911
IFB Ser. 06-98, Class SQ, IO, 3.971s, 2036	12,225,049	1,159,303

COLLATERALIZED MORTGAGE OBLIGATIONS (30.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-85, Class TS, IO, 3.961s, 2036	$3,007,366	$269,409
IFB Ser. 07-75, Class PI, IO, 3.941s, 2037	1,450,058	135,498
IFB Ser. 07-88, Class MI, IO, 3.921s, 2037	539,653	48,717
IFB Ser. 07-103, Class AI, IO, 3.901s, 2037	6,248,438	634,190
IFB Ser. 07-15, Class NI, IO, 3.901s, 2022	2,253,551	191,101
IFB Ser. 07-106, Class SM, IO, 3.861s, 2037	3,410,018	303,706
IFB Ser. 08-3, Class SC, IO, 3.851s, 2038	2,508,440	258,095
IFB Ser. 07-109, Class XI, IO, 3.851s, 2037	885,462	90,296
IFB Ser. 07-109, Class YI, IO, 3.851s, 2037	1,413,849	126,811
IFB Ser. 07-W8, Class 2A2, IO, 3.851s, 2037	2,323,715	240,412
IFB Ser. 06-79, Class SH, IO, 3.851s, 2036	2,062,292	224,274
IFB Ser. 07-54, Class KI, IO, 3.841s, 2037	735,516	66,906
IFB Ser. 07-30, Class JS, IO, 3.841s, 2037	2,597,688	252,917
IFB Ser. 07-30, Class LI, IO, 3.841s, 2037	2,524,956	248,947
IFB Ser. 07-W2, Class 1A2, IO, 3.831s, 2037	1,020,333	99,666
IFB Ser. 07-106, Class SN, IO, 3.811s, 2037	1,421,427	122,820
IFB Ser. 07-54, Class IA, IO, 3.811s, 2037	1,281,462	125,029
IFB Ser. 07-54, Class IB, IO, 3.811s, 2037	1,281,462	125,029
IFB Ser. 07-54, Class IC, IO, 3.811s, 2037	1,281,462	125,029
IFB Ser. 07-54, Class ID, IO, 3.811s, 2037	1,281,462	125,029
IFB Ser. 07-54, Class IE, IO, 3.811s, 2037	1,281,462	125,029
IFB Ser. 07-54, Class IF, IO, 3.811s, 2037	2,044,260	199,453
IFB Ser. 07-54, Class NI, IO, 3.811s, 2037	1,090,008	106,497
IFB Ser. 07-54, Class UI, IO, 3.811s, 2037	1,851,065	202,770
IFB Ser. 07-91, Class AS, IO, 3.801s, 2037	954,152	87,408
IFB Ser. 07-91, Class HS, IO, 3.801s, 2037	1,013,877	91,328
IFB Ser. 07-15, Class CI, IO, 3.781s, 2037	4,372,053	421,444
IFB Ser. 06-123, Class BI, IO, 3.781s, 2037	5,746,060	534,636
IFB Ser. 06-115, Class JI, IO, 3.781s, 2036	3,199,416	307,008
IFB Ser. 07-109, Class PI, IO, 3.751s, 2037	1,493,899	142,101
IFB Ser. 06-123, Class LI, IO, 3.721s, 2037	2,128,970	194,360
IFB Ser. 08-1, Class DI, IO, 3.661s, 2038	1,877,422	149,920
IFB Ser. 08-1, Class NI, IO, 3.651s, 2037	2,753,666	226,699
IFB Ser. 08-13, Class SA, IO, 3.621s, 2038	6,789,665	595,155
IFB Ser. 07-39, Class AI, IO, 3.521s, 2037	2,376,710	196,385
IFB Ser. 07-32, Class SD, IO, 3.511s, 2037	1,518,037	129,508
IFB Ser. 07-30, Class UI, IO, 3.501s, 2037	1,247,870	112,288
IFB Ser. 07-32, Class SC, IO, 3.501s, 2037	2,152,360	183,708
IFB Ser. 07-1, Class CI, IO, 3.501s, 2037	1,453,725	126,926
IFB Ser. 05-74, Class SE, IO, 3.501s, 2035	1,776,796	138,633
IFB Ser. 05-14, Class SE, IO, 3.451s, 2035	1,088,530	81,590
IFB Ser. 08-1, Class BI, IO, 3.311s, 2038	4,302,427	278,185
IFB Ser. 07-75, Class ID, IO, 3.271s, 2037	1,447,361	121,016
IFB Ser. 08-33, Class SA, IO, 2.942s, 2038	9,092,000	734,906
FRB Ser. 03-W17, Class 12, IO, 1.15s, 2033	2,189,780	77,377
Ser. 03-W10, Class 3A, IO, 0.778s, 2043	3,684,908	54,966
Ser. 03-W10, Class 1A, IO, 0.743s, 2043	3,046,793	38,111
Ser. 02-T18, IO, 0.514s, 2042	6,041,531	85,696
Ser. 06-117, Class OA, Principal Only (PO), zero %, 2036	84,747	64,222

COLLATERALIZED MORTGAGE OBLIGATIONS (30.1%)* continued

	Principal amount	Value

Fannie Mae
Ser. 06-84, Class OP, PO, zero %, 2036	$8,342	$8,320
Ser. 06-56, Class XF, zero %, 2036	92,037	90,146
Ser. 04-38, Class AO, PO, zero %, 2034	310,191	232,276
Ser. 04-61, Class CO, PO, zero %, 2031	495,124	437,934
Ser. 99-51, Class N, PO, zero %, 2029	59,399	51,080
Ser. 07-31, Class TS, IO, zero %, 2009	3,214,531	94,768
Ser. 07-15, Class IM, IO, zero %, 2009	1,262,936	31,745
Ser. 07-16, Class TS, IO, zero %, 2009	5,144,063	141,529
FRB Ser. 06-54, Class CF, zero %, 2035	142,708	136,375
Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-58, Class 4A, 7 1/2s, 2043	5,182	5,679
Ser. T-60, Class 1A2, 7s, 2044	1,511,822	1,640,044
IFB Ser. T-56, Class 2ASI, IO, 5.501s, 2043	734,222	97,743
Ser. T-57, Class 1AX, IO, 0.446s, 2043	1,989,417	23,003
FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.339s, 2020	5,082,089	268,434
First Chicago Lennar Trust 144A Ser. 97-CHL1, Class E,
8.058s, 2039	484,372	484,372
Freddie Mac
IFB Ser. 3153, Class JS, 19.013s, 2036	613,156	801,707
IFB Ser. 3182, Class PS, 17.33s, 2032	188,871	245,790
IFB Ser. 3081, Class DC, 16.481s, 2035	469,111	576,635
IFB Ser. 3114, Class GK, 15.13s, 2036	327,463	400,292
IFB Ser. 2979, Class AS, 13.942s, 2034	209,094	239,223
IFB Ser. 3149, Class SU, 11.914s, 2036	393,670	432,625
IFB Ser. 3065, Class DC, 11.408s, 2035	758,671	840,532
IFB Ser. 3226, Class TY, 10.397s, 2036	1,164,872	1,208,947
IFB Ser. 3012, Class FS, 9.831s, 2035	535,512	564,211
IFB Ser. 3184, Class SP, IO, 4.533s, 2033	1,827,198	202,423
IFB Ser. 2882, Class LS, IO, 4.383s, 2034	817,426	95,261
IFB Ser. 3203, Class SH, IO, 4.323s, 2036	1,042,076	129,686
IFB Ser. 2594, Class SE, IO, 4.233s, 2030	388,844	29,168
IFB Ser. 2828, Class TI, IO, 4.233s, 2030	662,022	70,995
IFB Ser. 3397, Class GS, IO, 4.183s, 2037	938,275	84,885
IFB Ser. 3311, Class BI, IO, 3.943s, 2037	1,493,048	130,446
IFB Ser. 3297, Class BI, IO, 3.943s, 2037	4,134,238	442,456
IFB Ser. 3284, Class IV, IO, 3.933s, 2037	1,008,843	116,571
IFB Ser. 3287, Class SD, IO, 3.933s, 2037	1,408,268	136,820
IFB Ser. 3281, Class BI, IO, 3.933s, 2037	744,767	76,441
IFB Ser. 3281, Class CI, IO, 3.933s, 2037	801,204	69,120
IFB Ser. 3249, Class SI, IO, 3.933s, 2036	655,356	78,467
IFB Ser. 3028, Class ES, IO, 3.933s, 2035	3,502,748	393,232
IFB Ser. 3042, Class SP, IO, 3.933s, 2035	1,070,940	113,706
IFB Ser. 3045, Class DI, IO, 3.913s, 2035	8,241,749	743,424
IFB Ser. 3236, Class ES, IO, 3.883s, 2036	115,858	10,220
IFB Ser. 3136, Class NS, IO, 3.883s, 2036	878,428	90,056
IFB Ser. 3054, Class CS, IO, 3.883s, 2035	746,643	57,129
IFB Ser. 3107, Class DC, IO, 3.883s, 2035	3,789,659	440,666

COLLATERALIZED MORTGAGE OBLIGATIONS (30.1%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3066, Class SI, IO, 3.883s, 2035	$2,393,792	$271,201
IFB Ser. 2950, Class SM, IO, 3.883s, 2016	551,286	52,411
IFB Ser. 3256, Class S, IO, 3.873s, 2036	2,008,945	210,710
IFB Ser. 3031, Class BI, IO, 3.872s, 2035	676,336	85,772
IFB Ser. 3370, Class TS, IO, 3.853s, 2037	3,802,535	371,787
IFB Ser. 3244, Class SB, IO, 3.843s, 2036	1,063,561	103,850
IFB Ser. 3244, Class SG, IO, 3.843s, 2036	1,227,311	128,362
IFB Ser. 3236, Class IS, IO, 3.833s, 2036	2,113,115	198,607
IFB Ser. 3033, Class SG, IO, 3.833s, 2035	890,265	82,706
IFB Ser. 3114, Class TS, IO, 3.833s, 2030	4,190,820	371,141
IFB Ser. 3128, Class JI, IO, 3.813s, 2036	381,077	39,452
IFB Ser. 3240, Class S, IO, 3.803s, 2036	3,709,433	358,161
IFB Ser. 3229, Class BI, IO, 3.803s, 2036	121,409	10,856
IFB Ser. 3153, Class JI, IO, 3.803s, 2036	1,665,403	157,770
IFB Ser. 3065, Class DI, IO, 3.803s, 2035	529,311	67,689
IFB Ser. 3145, Class GI, IO, 3.783s, 2036	311,920	34,688
IFB Ser. 3218, Class AS, IO, 3.763s, 2036	1,190,095	107,686
IFB Ser. 3221, Class SI, IO, 3.763s, 2036	1,723,657	158,801
IFB Ser. 3153, Class UI, IO, 3.753s, 2036	1,115,324	144,221
IFB Ser. 3202, Class PI, IO, 3.723s, 2036	4,675,481	444,968
IFB Ser. 3355, Class MI, IO, 3.683s, 2037	1,016,915	93,942
IFB Ser. 3201, Class SG, IO, 3.683s, 2036	2,159,239	205,979
IFB Ser. 3203, Class SE, IO, 3.683s, 2036	1,950,753	181,156
IFB Ser. 3171, Class PS, IO, 3.668s, 2036	1,511,531	154,791
IFB Ser. 3152, Class SY, IO, 3.663s, 2036	3,355,988	364,280
IFB Ser. 3284, Class BI, IO, 3.633s, 2037	1,221,448	114,737
IFB Ser. 3260, Class SA, IO, 3.633s, 2037	1,117,074	81,314
IFB Ser. 3199, Class S, IO, 3.633s, 2036	2,991,721	291,796
IFB Ser. 3284, Class LI, IO, 3.623s, 2037	3,470,571	330,911
IFB Ser. 3281, Class AI, IO, 3.613s, 2037	4,447,192	431,925
IFB Ser. 3311, Class EI, IO, 3.593s, 2037	1,220,883	116,239
IFB Ser. 3311, Class IA, IO, 3.593s, 2037	1,942,598	195,552
IFB Ser. 3311, Class IB, IO, 3.593s, 2037	1,942,598	195,552
IFB Ser. 3311, Class IC, IO, 3.593s, 2037	1,942,598	195,552
IFB Ser. 3311, Class ID, IO, 3.593s, 2037	1,942,598	195,552
IFB Ser. 3311, Class IE, IO, 3.593s, 2037	2,932,066	295,157
IFB Ser. 3375, Class MS, IO, 3.583s, 2037	6,246,981	561,254
IFB Ser. 3240, Class GS, IO, 3.563s, 2036	2,217,637	209,490
IFB Ser. 3408, Class BI, IO, 3.443s, 2038	1,862,509	140,010
IFB Ser. 3339, Class TI, IO, 3.323s, 2037	2,251,381	206,771
IFB Ser. 3284, Class CI, IO, 3.303s, 2037	5,610,775	500,205
IFB Ser. 3016, Class SQ, IO, 3.293s, 2035	1,470,028	100,369
Ser. 246, PO, zero %, 2037	4,113,835	3,476,991
Ser. 3292, Class DO, PO, zero %, 2037	103,863	82,206
Ser. 3292, Class OA, PO, zero %, 2037	140,893	107,337
Ser. 3300, PO, zero %, 2037	833,048	705,754
Ser. 3139, Class CO, PO, zero %, 2036	176,565	137,693
Ser. 236, PO, zero %, 2036	391,525	326,459
FRB Ser. 3345, Class TY, zero %, 2037	215,227	186,844

COLLATERALIZED MORTGAGE OBLIGATIONS (30.1%)* continued

	Principal amount	Value

Freddie Mac
FRB Ser. 3326, Class XF, zero %, 2037	$190,860	$182,598
FRB Ser. 3226, Class YW, zero %, 2036	372,199	354,709
FRB Ser. 3251, Class TC, zero %, 2036	885,851	890,715
FRB Ser. 3130, Class JF, zero %, 2036	328,364	316,589
FRB Ser. 3326, Class WF, zero %, 2035	173,690	166,661
FRB Ser. 3412, Class UF, zero %, 2035	446,940	397,707
GE Capital Commercial Mortgage Corp. 144A
Ser. 00-1, Class F, 7.514s, 2033	170,000	163,902
Ser. 00-1, Class G, 6.131s, 2033	596,000	474,231
GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	529,968	506,265
Government National Mortgage Association
FRB Ser. 07-41, Class SA, 24.986s, 2037	130,811	173,712
IFB Ser. 07-51, Class SP, 24.266s, 2037	103,772	131,205
IFB Ser. 05-66, Class SP, 11.442s, 2035	456,682	497,742
FRB Ser. 07-2, Class SA, IO, 4.844s, 2037	199,636	17,989
IFB Ser. 06-61, Class SM, IO, 4.844s, 2036	2,612,323	228,996
IFB Ser. 06-62, Class SI, IO, 4.844s, 2036	1,474,817	123,065
IFB Ser. 07-1, Class SL, IO, 4.824s, 2037	708,894	62,449
IFB Ser. 07-1, Class SM, IO, 4.814s, 2037	708,894	62,292
IFB Ser. 06-62, Class SA, IO, 4.804s, 2036	1,844,136	157,927
IFB Ser. 06-64, Class SB, IO, 4.804s, 2036	1,829,995	158,271
IFB Ser. 04-59, Class SC, IO, 4.383s, 2034	758,884	86,970
IFB Ser. 07-26, Class SG, IO, 4.314s, 2037	2,061,252	177,344
IFB Ser. 07-9, Class BI, IO, 4.284s, 2037	4,155,201	314,377
IFB Ser. 07-31, Class CI, IO, 4.274s, 2037	1,179,211	90,048
IFB Ser. 07-25, Class SA, IO, 4.264s, 2037	1,543,754	121,432
IFB Ser. 07-25, Class SB, IO, 4.264s, 2037	3,114,024	233,524
IFB Ser. 07-22, Class S, IO, 4.264s, 2037	1,118,535	119,221
IFB Ser. 07-11, Class SA, IO, 4.264s, 2037	979,528	80,434
IFB Ser. 07-14, Class SB, IO, 4.264s, 2037	929,260	75,210
IFB Ser. 05-84, Class AS, IO, 4.264s, 2035	3,377,206	309,885
FRB Ser. 07-40, Class SC, IO, 4.214s, 2037	165,038	12,518
FRB Ser. 07-40, Class SD, IO, 4.214s, 2037	165,038	12,518
FRB Ser. 07-40, Class SE, IO, 4.214s, 2037	165,038	12,518
FRB Ser. 07-42, Class SC, IO, 4.214s, 2037	319,073	24,023
IFB Ser. 07-51, Class SJ, IO, 4.214s, 2037	1,153,614	117,411
FRB Ser. 07-41, Class SM, IO, 4.164s, 2037	451,425	39,898
FRB Ser. 07-41, Class SN, IO, 4.164s, 2037	459,975	40,653
IFB Ser. 07-58, Class PS, IO, 4.164s, 2037	1,011,810	100,354
FRB Ser. 07-40, Class SG, IO, 4.144s, 2037	362,829	25,112
IFB Ser. 07-59, Class PS, IO, 4.134s, 2037	901,414	79,688
IFB Ser. 07-59, Class SP, IO, 4.134s, 2037	198,016	18,089
IFB Ser. 06-38, Class SG, IO, 4.114s, 2033	4,622,697	286,936
FRB Ser. 07-45, Class QA, IO, 4.104s, 2037	318,510	22,746
IFB Ser. 07-35, Class NY, IO, 4.083s, 2035	2,079,000	183,675
FRB Ser. 07-45, Class QB, IO, 4.064s, 2037	318,510	22,213
IFB Ser. 07-53, Class SG, IO, 4.064s, 2037	742,538	54,859
IFB Ser. 07-51, Class SG, IO, 4.044s, 2037	6,692,437	474,811

COLLATERALIZED MORTGAGE OBLIGATIONS (30.1%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 08-3, Class SA, IO, 4.014s, 2038	$2,751,446	$193,840
IFB Ser. 07-79, Class SY, IO, 4.014s, 2037	4,682,912	322,278
IFB Ser. 07-64, Class AI, IO, 4.014s, 2037	2,406,083	164,946
IFB Ser. 07-53, Class ES, IO, 4.014s, 2037	1,189,580	79,945
IFB Ser. 08-2, Class SB, IO, 3.984s, 2038	6,758,945	479,466
IFB Ser. 07-26, Class SD, IO, 3.983s, 2037	2,254,087	177,151
IFB Ser. 08-4, Class SA, IO, 3.98s, 2038	13,495,049	941,112
IFB Ser. 07-9, Class DI, IO, 3.974s, 2037	2,100,425	147,311
FRB Ser. 07-59, Class SC, IO, 3.964s, 2037	443,276	30,611
IFB Ser. 08-13, Class SA, IO, 3.964s, 2038	12,657,471	891,869
IFB Ser. 07-57, Class QA, IO, 3.964s, 2037	2,694,913	177,846
IFB Ser. 07-58, Class SA, IO, 3.964s, 2037	1,782,774	123,910
IFB Ser. 07-58, Class SC, IO, 3.964s, 2037	2,164,970	131,748
IFB Ser. 07-59, Class SA, IO, 3.964s, 2037	8,190,593	540,629
IFB Ser. 07-61, Class SA, IO, 3.964s, 2037	1,387,141	92,496
IFB Ser. 07-53, Class SC, IO, 3.964s, 2037	1,267,474	83,966
IFB Ser. 07-53, Class SE, IO, 3.964s, 2037	265,192	19,022
IFB Ser. 08-15, Class CI, IO, 3.954s, 2038	10,921,626	764,290
IFB Ser. 07-58, Class SD, IO, 3.954s, 2037	2,050,642	122,769
IFB Ser. 08-6, Class SC, IO, 3.939s, 2038	10,974,092	789,740
IFB Ser. 07-59, Class SD, IO, 3.934s, 2037	358,064	24,668
IFB Ser. 08-18, Class SG, IO, 3.864s, 2038	3,371,730	221,287
IFB Ser. 07-48, Class SB, IO, 3.833s, 2037	1,624,027	114,405
IFB Ser. 05-65, Class SI, IO, 3.814s, 2035	1,542,995	130,577
IFB Ser. 06-7, Class SB, IO, 3.784s, 2036	369,827	25,101
IFB Ser. 07-17, Class AI, IO, 3.733s, 2037	4,822,745	463,568
IFB Ser. 07-17, Class IB, IO, 3.714s, 2037	910,062	77,314
IFB Ser. 06-14, Class S, IO, 3.714s, 2036	1,459,099	106,718
IFB Ser. 07-78, Class SA, IO, 3.713s, 2037	7,202,697	581,841
IFB Ser. 06-11, Class ST, IO, 3.704s, 2036	914,267	63,379
IFB Ser. 07-9, Class AI, IO, 3.683s, 2037	2,465,078	195,266
IFB Ser. 07-27, Class SD, IO, 3.664s, 2037	1,110,772	71,444
IFB Ser. 07-19, Class SJ, IO, 3.664s, 2037	1,948,063	123,864
IFB Ser. 07-23, Class ST, IO, 3.664s, 2037	2,132,887	126,930
IFB Ser. 07-9, Class CI, IO, 3.664s, 2037	2,729,512	170,415
IFB Ser. 07-7, Class EI, IO, 3.664s, 2037	1,208,169	73,879
IFB Ser. 07-7, Class JI, IO, 3.664s, 2037	2,707,341	209,350
IFB Ser. 07-1, Class S, IO, 3.664s, 2037	2,547,505	162,561
IFB Ser. 07-3, Class SA, IO, 3.664s, 2037	2,436,285	154,780
IFB Ser. 05-71, Class SA, IO, 3.543s, 2035	3,943,479	327,186
IFB Ser. 07-25, Class KS, IO, 3.383s, 2037	2,180,828	199,001
IFB Ser. 07-21, Class S, IO, 3.383s, 2037	85,895	5,880
IFB Ser. 07-31, Class AI, IO, 3.363s, 2037	1,174,202	120,711
IFB Ser. 07-43, Class SC, IO, 3.283s, 2037	1,691,046	117,987
FRB Ser. 07-71, Class TA, zero %, 2037	565,303	596,733
FRB Ser. 07-61, Class YC, zero %, 2037	654,350	650,662
FRB Ser. 07-33, Class TB, zero %, 2037	636,504	598,015
FRB Ser. 07-6, Class TD, zero %, 2037	576,652	545,837
FRB Ser. 98-2, Class EA, PO, zero %, 2028	60,334	51,926

COLLATERALIZED MORTGAGE OBLIGATIONS (30.1%)* continued

	Principal amount	Value

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.799s, 2045	$334,000	$317,545
Ser. 06-GG6, Class A2, 5.506s, 2038	1,282,000	1,280,539
HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s, 2035
(Cayman Islands)	113,489	28,372
IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
2.709s, 2037	391,560	351,670
JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.063s, 2051	617,000	567,640
FRB Ser. 07-LD12, Class A3, 5.991s, 2051	2,956,000	2,730,605
Ser. 07-CB20, Class A3, 5.863s, 2051	834,000	760,892
FRB Ser. 07-LD11, Class A3, 5.819s, 2049	417,000	390,437
Ser. 07-CB20, Class A4, 5.794s, 2051	541,000	535,590
JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.051s, 2051	63,719,307	706,647
LB Commercial Conduit Mortgage Trust 144A Ser. 99-C1,
Class G, 6.41s, 2031	253,101	265,668
LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	921,000	906,006
Ser. 07-C7, Class XW, IO, 0.374s, 2045	61,470,869	1,567,507
LB-UBS Commercial Mortgage Trust 144A Ser. 07-C7,
Class XCL, IO, 0.08s, 2045	25,949,723	259,497
Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3, 24.488s, 2036	784,519	969,511
IFB Ser. 07-5, Class 8A2, IO, 5.121s, 2036	1,414,114	133,360
IFB Ser. 07-4, Class 3A2, IO, 4.601s, 2037	1,095,665	110,020
IFB Ser. 06-5, Class 2A2, IO, 4.551s, 2036	1,960,304	162,248
IFB Ser. 06-7, Class 2A5, IO, 4.299s, 2036	3,885,796	363,733
IFB Ser. 07-2, Class 2A13, IO, 4.091s, 2037	2,058,156	188,557
IFB Ser. 06-9, Class 2A2, IO, 4.021s, 2037	2,427,792	248,078
IFB Ser. 06-7, Class 2A4, IO, 3.951s, 2036	4,229,472	305,793
IFB Ser. 06-6, Class 1A2, IO, 3.901s, 2036	1,664,252	118,499
IFB Ser. 06-6, Class 1A3, IO, 3.901s, 2036	2,345,182	189,103
Local Insight Media Finance, LLC Ser. 07-1W, Class A1, 5.53s, 2012	1,737,149	1,685,555
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040 (Canada)	594,000	326,700
Ser. 04-1A, Class K, 5.45s, 2040 (Canada)	212,000	106,000
Ser. 04-1A, Class L, 5.45s, 2040 (Canada)	96,000	43,200
Merrill Lynch Capital Funding Corp. Ser. 06-4, Class XC, IO,
0.062s, 2049	56,666,670	772,526
Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.264s, 2028	1,377,813	119,911
Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3,
5.829s, 2050	222,000	215,034
Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A2, 5.92s, 2049	402,000	391,108
Mezz Cap Commercial Mortgage Trust Ser. 07-C5, Class X,
4.867s, 2017	2,502,220	659,961
Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1,
Class X, IO, 7.585s, 2037	977,524	257,211

COLLATERALIZED MORTGAGE OBLIGATIONS (30.1%)* continued

		Principal amount	Value

Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032		$1,252,000	$1,231,266
FRB Ser. 08-T29, Class A3, 6.28s, 2043		712,000	697,076
FRB Ser. 07-IQ14, Class AM, 5.691s, 2049		247,000	224,361
Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039		1,730,000	1,176,400
Ser. 07-HQ13, Class X1, IO, 0.674s, 2044		56,936,049	1,841,312
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR, Class 2A1,
5.302s, 2035		1,289,904	999,676
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.088s, 2030		327,112	330,673
Ser. 97-MC2, Class X, IO, 2.784s, 2012		13,321	1
Permanent Financing PLC FRB Ser. 8, Class 2C, 3.39s, 2042
(United Kingdom)		500,000	492,308
Permanent Financing PLC 144A FRB Ser. 9A, Class 3A, 3.09s,
2033 (United Kingdom)		3,021,000	2,866,325
Permanent Master Issuer PLC FRB Ser. 07-1, Class 4A,
4.338s, 2033 (United Kingdom)		3,669,000	3,431,616
PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2010		123,000	76,511
Residential Asset Securitization Trust IFB Ser. 07-A3,
Class 2A2, IO, 4.091s, 2037		4,758,443	446,689
Residential Mortgage Securities 144A FRB Ser. 20A,
Class B1A, 6.349s, 2038 (United Kingdom)	GBP	150,000	263,560
SBA CMBS Trust 144A Ser. 05-1A, Class E, 6.706s, 2035		$303,000	286,926
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)		162,000	121,500
Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)		193,000	137,030
Ser. 04-1A, Class M, 5s, 2018 (Cayman Islands)		174,000	125,280
Ser. 04-1A, Class N, 5s, 2018 (Cayman Islands)		167,000	108,550
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 3.573s, 2037		3,853,354	312,992
Ser. 07-4, Class 1A4, IO, 1s, 2037		4,205,178	109,928
Structured Asset Securities Corp. 144A
IFB Ser. 08-01, Class 1A2, IO, 3.393s, 2045		8,436,325	556,065
Ser. 07-RF1, Class 1A, IO, 2.659s, 2037		4,961,565	300,382
Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 7.095s, 2014 (Ireland)	GBP	226,682	427,255
FRB Ser. 05-CT1A, Class D, 7.095s, 2014 (Ireland)	GBP	463,646	757,171
URSUS EPC 144A FRB Ser. 1-A, Class D, 6.938s, 2012
(Ireland)	GBP	239,967	440,693
Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043		$813,000	819,446
Ser. 07-C34, IO, 0.356s, 2046		16,952,299	401,430
Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 6.118s, 2018		477,000	381,600
Wells Fargo Mortgage Backed Securities Trust Ser. 05-AR13,
Class 1A4, IO, 0.742s, 2035		10,817,973	50,918

Total collateralized mortgage obligations (cost $144,652,248)			$161,896,864

FOREIGN GOVERNMENT BONDS AND NOTES (19.6%)*

		Principal amount	Value

Argentina (Republic of) bonds 7s, 2013		$700,000	$584,500
Argentina (Republic of) bonds Ser. $V, 10 1/2s, 2012	ARS	4,109,000	1,068,340
Argentina (Republic of) sr. unsec. unsub. bonds FRB
3.092s, 2012		$7,656,250	6,481,901
Austria (Republic of) 144A notes Ser. EMTN, 3.8s, 2013	EUR	1,390,000	2,190,407
Brazil (Federal Republic of) bonds 6s, 2017 (S)		$1,490,000	1,518,310
Brazil (Federal Republic of) notes zero %, 2017	BRL	339,000	1,665,768
Canada (Government of) bonds Ser. WH31, 6s, 2008	CAD	3,680,000	3,602,327
Colombia (Republic of) notes 10s, 2012		$3,697,000	4,385,566
Ecuador (Republic of) bonds Ser. REGS, 12s, 2012		337,824	342,891
Ecuador (Republic of) regs notes 9 3/8s, 2015		125,000	126,563
France (Government of) bonds 4s, 2013	EUR	4,730,000	7,537,295
Ghana (Republic of) bonds 8 1/2s, 2017		$285,000	297,198
Indonesia (Republic of) bonds 14.275s, 2013	IDR	2,541,000,000	314,173
Indonesia (Republic of) bonds 14 1/4s, 2013	IDR	7,546,000,000	948,683
Ireland (Republic of) bonds 5s, 2013	EUR	7,500,000	12,444,423
Japan (Government of) CPI Linked bonds Ser. 12, 1.2s, 2017	JPY	375,619,000	3,768,620
Japan (Government of) CPI Linked bonds Ser. 8, 1s, 2016	JPY	3,979,697,800	39,549,544
Mexican (Government of) bonds Ser. M 10, 8s, 2015	MXN	17,460,000	1,695,596
Russia (Ministry of Finance) debs. Ser. V, 3s, 2008		$2,445,000	2,440,428
Spain (Government of) bonds 5.4s, 2011	EUR	1,000,000	1,654,490
Spain (Kingdom of) bonds 5s, 2012	EUR	800,000	1,320,006
Sweden (Government of) debs. Ser. 1041, 6 3/4s, 2014	SEK	30,690,000	5,959,248
Ukraine (Government of) 144A bonds 6 3/4s, 2017		$795,000	787,050
Ukraine (Government of) 144A sr. unsub. 6.58s, 2016		600,000	593,250
Venezuela (Republic of) bonds 8 1/2s, 2014 (S)		1,520,000	1,406,958
Venezuela (Republic of) notes 10 3/4s, 2013		2,485,000	2,534,700
Venezuela (Republic of) unsub. bonds 5 3/8s, 2010		335,000	308,619

Total foreign government bonds and notes (cost $90,725,122)			$105,526,854

CORPORATE BONDS AND NOTES (16.3%)*

		Principal amount	Value

Basic Materials (1.3%)
Algoma Acquisition Corp. 144A unsec. notes 9 7/8s,
2015 (Canada)		$145,000	$125,425
Builders FirstSource, Inc. company guaranty sr. sec. notes
FRN 7.315s, 2012		270,000	189,000
Compass Minerals International, Inc. sr. disc. notes
stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††		285,000	297,825
Domtar Corp. company guaranty Ser.*, 7 7/8s, 2011
(Canada)		250,000	250,000
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. bonds
8 3/8s, 2017		841,000	889,358
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 1/4s, 2015		422,000	445,210
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
FRN 8.394s, 2015		150,000	148,125
Georgia-Pacific Corp. debs. 9 1/2s, 2011		49,000	49,858

CORPORATE BONDS AND NOTES (16.3%)* continued

		Principal amount	Value

Basic Materials continued
Georgia-Pacific Corp. notes 8 1/8s, 2011		$55,000	$54,588
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		358,000	374,110
Hexion U. S. Finance Corp. /Hexion Nova Scotia Finance,
ULC company guaranty 9 3/4s, 2014		90,000	96,525
Huntsman International, LLC company guaranty sr. unsec.
sub. notes 7 7/8s, 2014		225,000	238,500
Momentive Performance Materials, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2014		262,000	235,145
Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016		224,000	240,800
Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 3/8s, 2014		136,000	145,520
NewPage Corp. company guaranty 10s, 2012		56,000	56,840
NewPage Corp. sec. notes 10s, 2012		320,000	324,800
NewPage Holding Corp. sr. notes FRN 11.818s, 2013 ‡‡		74,422	62,514
Norske Skog Canada, Ltd. company guaranty Ser. D, 8 5/8s,
2011 (Canada)		15,000	12,488
Novelis, Inc. company guaranty 7 1/4s, 2015		113,000	100,005
Rhodia SA 144A company guaranty unsec. sr. notes 7.326s,
2013 (France)	EUR	810,000	1,124,685
Rockwood Specialties Group, Inc. company guaranty
7 5/8s, 2014	EUR	250,000	368,707
Steel Dynamics, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2015		$810,000	793,800
Stone Container Corp. sr. notes 8 3/8s, 2012		240,000	217,200
			6,841,028

Capital Goods (1.1%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		104,000	101,140
BBC Holding Corp. sr. notes 8 7/8s, 2014		264,000	230,340
Bombardier, Inc. 144A notes 6 3/4s, 2012 (Canada)		1,625,000	1,608,750
Bombardier, Inc. 144A sr. notes 8s, 2014 (Canada)		315,000	324,450
Bombardier, Inc. 144A sr. unsec. notes FRN 7.631s,
2013 (Canada)	EUR	170,000	257,643
Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013		$650,000	663,000
General Cable Corp. company guaranty sr. unsec. notes
FRN 7.104s, 2015		190,000	163,875
Hawker Beechcraft Acquisition Co. , LLC sr. sub. notes
9 3/4s, 2017		202,000	200,990
Hexcel Corp. sr. sub. notes 6 3/4s, 2015		67,000	64,823
L-3 Communications Corp. company guaranty 6 1/8s, 2013		610,000	596,275
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		574,000	549,605
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		6,000	4,485
RBS Global, Inc. / Rexnord Corp. company guaranty
9 1/2s, 2014		588,000	549,780
Ryerson Tull, Inc. 144A sec. notes 12s, 2015		115,000	108,675
TD Funding Corp. company guaranty 7 3/4s, 2014		105,000	105,000
Tekni-Plex, Inc. sec. notes 10 7/8s, 2012		135,000	137,700
Terex Corp. company guaranty 7 3/8s, 2014		305,000	301,950
			5,968,481

CORPORATE BONDS AND NOTES (16.3%)* continued

		Principal amount	Value

Communication Services (1.3%)
American Tower Corp. 144A sr. notes 7s, 2017		$390,000	$390,000
Cincinnati Bell, Inc. company guaranty 7s, 2015		578,000	523,090
Cricket Communications, Inc. 144A company guaranty
9 3/8s, 2014		435,000	412,163
Digicel Group, Ltd. 144A sr. notes 8 7/8s, 2015 (Jamaica)		245,000	204,575
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)		170,000	168,725
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 11/15/08), 2012 (United Kingdom) ††		768,000	744,960
iPCS, Inc. company guaranty sr. sec. notes FRN 5.364s, 2013		140,000	107,800
MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
9 1/4s, 2014		90,000	82,800
PAETEC Holding Corp. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2015		150,000	138,000
Qwest Communications International, Inc. company guaranty
7 1/2s, 2014		353,000	331,820
Qwest Corp. sr. unsec. notes 7 1/2s, 2014		75,000	73,125
Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		1,501,000	1,531,020
Rural Cellular Corp. sr. unsec. sub. notes FRN 6.076s, 2013		195,000	196,463
West Corp. company guaranty 9 1/2s, 2014		129,000	115,455
Wind Acquisition Fin. SA notes 9 3/4s, 2015 (Netherlands)	EUR	1,190,000	1,888,387
			6,908,383

Consumer Cyclicals (2.3%)
Allison Transmission 144A company guaranty 11s, 2015		$75,000	65,250
Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014		160,000	106,800
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014		134,000	109,880
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)		337,021	320,170
D.R. Horton, Inc. sr. notes 7 7/8s, 2011		765,000	752,492
FelCor Lodging LP company guaranty 8 1/2s, 2011 (R)		515,000	504,700
Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011		621,000	552,735
Ford Motor Credit Co., LLC sr. unsec. notes 9 3/4s, 2010		444,000	397,862
Ford Motor Credit Co., LLC unsec. notes 7 3/8s, 2009		195,000	177,671
Hanesbrands, Inc. company guaranty sr. unsec. notes FRN
Ser. B, 8.204s, 2014		310,000	275,125
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)		725,000	708,688
Jostens IH Corp. company guaranty 7 5/8s, 2012		600,000	583,500
Lamar Media Corp. sr. unsec. sub. notes Ser. C, 6 5/8s, 2015		165,000	145,200
Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		285,000	272,175
Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015		651,000	648,559
Mashantucket Western Pequot Tribe 144A bonds
8 1/2s, 2015		390,000	343,200
Meritage Homes Corp. company guaranty 6 1/4s, 2015		163,000	123,880
Meritage Homes Corp. sr. notes 7s, 2014		45,000	34,088
Meritor Automotive, Inc. notes 6.8s, 2009		71,000	66,563
MGM Mirage, Inc. company guaranty 8 1/2s, 2010		468,000	483,210
MGM Mirage, Inc. company guaranty 6s, 2009		1,009,000	1,001,433
NTK Holdings, Inc. sr. disc. notes zero %, 2014		104,000	50,440
Oxford Industries, Inc. sr. notes 8 7/8s, 2011		460,000	437,000
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012		337,000	317,623

CORPORATE BONDS AND NOTES (16.3%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Pinnacle Entertainment, Inc. 144A sr. sub. notes 7 1/2s, 2015	$320,000	$252,000
Pulte Homes, Inc. company guaranty 7 7/8s, 2011	730,000	700,800
Pulte Homes, Inc. notes 4 7/8s, 2009	75,000	70,875
Quebecor Media sr. unsec. notes 7 3/4s, 2016 (Canada)	75,000	68,438
Realogy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014 (R)	695,000	467,388
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	75,000	62,625
Standard Pacific Corp. sr. unsec. notes 6 1/2s, 2008	205,000	194,750
Station Casinos, Inc. sr. notes 6s, 2012	318,000	260,760
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014	40,000	39,300
Tenneco, Inc. 144A sr. unsec. notes 8 1/8s, 2015	375,000	372,188
Texas Industries, Inc. sr. unsec. notes 7 1/4s, 2013	361,000	351,073
THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sub. notes
8 1/2s, 2014	255,000	188,700
Tropicana Entertainment, LLC sr. sub. notes 9 5/8s, 2014	260,000	134,875
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	288,000	194,400
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	661,000	231,350
Vertis, Inc. 144A unsec. sub. notes 13 1/2s, 2009	170,000	17,000
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st mtge.
6 5/8s, 2014	555,000	534,188
		12,618,954

Consumer Staples (1.9%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	545,000	503,444
AMC Entertainment, Inc. company guaranty 11s, 2016	251,000	234,999
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	205,000	173,738
Archibald Candy Corp. company guaranty 10s, 2008
(In default) † (F)	90,153	1,324
Avis Budget Car Rental, LLC company guaranty 7 3/4s, 2016	285,000	232,275
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	167,000	162,408
CCH I Holdings, LLC company guaranty 12 1/8s, 2015	8,000	4,060
CCH II, LLC sr. unsec. notes 10 1/4s, 2010	238,000	216,580
CCH II, LLC sr. unsec. notes Ser. B, 10 1/4s, 2010	1,099,000	997,343
Church & Dwight Co. , Inc. company guaranty 6s, 2012	444,000	432,900
Cinemark, Inc. sr. disc. notes stepped-coupon zero % (9 3/4s,
3/15/09), 2014 ††	500,000	450,000
Clear Channel Communications, Inc. sr. unsec. notes
5 1/2s, 2014	58,000	41,760
CSC Holdings, Inc. sr. notes 6 3/4s, 2012	543,000	523,995
Dean Foods Co. company guaranty 7s, 2016	134,000	117,250
Del Monte Corp. company guaranty 6 3/4s, 2015	320,000	306,400
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	560,000	569,800
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015	718,000	669,535
Echostar DBS Corp. company guaranty 6 5/8s, 2014	2,119,000	1,928,290
Liberty Media, LLC sr. notes 5.7s, 2013	63,000	55,159
Liberty Media, LLC sr. unsec. notes 7 7/8s, 2009	169,000	169,587
Mediacom LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/2s, 2013	100,000	92,000

CORPORATE BONDS AND NOTES (16.3%)* continued

	Principal amount	Value

Consumer Staples continued
Nielsen Finance LLC/Nielsen Finance Co. company guaranty
10s, 2014	$186,000	$185,070
Nielsen Finance LLC/Nielsen Finance Co. company guaranty
stepped-coupon zero % (12 1/2s, 8/1/11), 2016 ††	360,000	227,700
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	371,000	358,015
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012	383,000	391,618
Rite Aid Corp. company guaranty 9 3/8s, 2015	330,000	259,050
Rite Aid Corp. sec. notes 7 1/2s, 2017	315,000	283,500
Sara Lee Corp. notes 6 1/4s, 2011	300,000	317,826
Young Broadcasting, Inc. company guaranty 10s, 2011	239,000	149,973
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	83,000	49,800
		10,105,399

Energy (2.4%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	1,347,000	1,343,633
Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017	320,000	277,600
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)	772,000	769,105
Chesapeake Energy Corp. company guaranty 7 3/4s, 2015	269,000	277,070
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	1,031,000	1,061,930
Chesapeake Energy Corp. sr. notes 7s, 2014	279,000	279,698
Complete Production Services, Inc. company guaranty 8s, 2016	515,000	494,400
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	510,000	489,600
Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)	210,000	211,575
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	315,000	322,088
EXCO Resources, Inc. company guaranty 7 1/4s, 2011	425,000	413,313
Forest Oil Corp. sr. notes 8s, 2011	540,000	562,950
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	584,000	534,360
Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016	390,000	390,000
Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014	517,000	488,565
Key Energy Services, Inc. 144A sr. notes 8 3/8s, 2014	180,000	179,550
Lukoil International Finance 144A company guaranty 6.356s,
2017 (Netherlands)	900,000	833,625
Massey Energy Co. sr. notes 6 5/8s, 2010	273,000	270,611
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	348,000	342,780
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	295,000	283,200
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	352,304	375,256
Pacific Energy Partners/Pacific Energy Finance Corp. sr. notes
7 1/8s, 2014	355,000	375,945
Pemex Finance, Ltd. bonds 9.69s, 2009 (Cayman Islands)	304,500	314,163
PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	309,000	317,498
Petroleum Development Corp. 144A sr. unsec. notes 12s, 2018	160,000	165,600
Petroplus Finance, Ltd. company guaranty 6 3/4s, 2014 (Bermuda)	355,000	323,938
Plains Exploration & Production Co. company guaranty
7 3/4s, 2015	70,000	69,825
Plains Exploration & Production Co. company guaranty 7s, 2017	80,000	76,800
Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	826,000	859,040
		12,703,718

CORPORATE BONDS AND NOTES (16.3%)* continued

		Principal amount	Value

Financial (3.1%)
Banco Do Brasil 144A sr. unsec. 5.822s, 2017
(Cayman Islands)	BRL	536,000	$274,518
Bear Stearns Cos., Inc. (The) notes Ser. MTN, 6.95s, 2012		$1,205,000	1,205,594
Bosphorus Financial Services, Ltd. 144A sec. sr. notes
FRN 4.865s, 2012 (Cayman Islands)		1,445,000	1,390,539
CIT Group, Inc. med. term notes 3.303s, 2008		425,000	416,514
Finova Group, Inc. notes 7 1/2s, 2009 (In default) †		413,755	61,029
GMAC, LLC notes 6 7/8s, 2011		85,000	65,056
GMAC, LLC sr. unsec. unsub. notes 7 3/4s, 2010		90,000	77,847
GMAC, LLC sr. unsec. unsub. notes 7s, 2012		40,000	30,528
GMAC, LLC sr. unsec. unsub. notes 6 7/8s, 2012		637,000	484,075
GMAC, LLC sr. unsec. unsub. notes 6 3/4s, 2014		1,139,000	806,071
GMAC, LLC sr. unsec. unsub. notes 6 5/8s, 2012		810,000	614,103
GMAC, LLC sr. unsec. unsub. notes 5.85s, 2009		33,000	30,772
GMAC, LLC sr. unsec. unsub. notes FRN 5.276s, 2014		64,000	42,549
HUB International Holdings, Inc. 144A sr. sub. notes
10 1/4s, 2015		95,000	69,350
HUB International Holdings, Inc. 144A sr. unsec. unsub.
notes 9s, 2014		65,000	50,700
iStar Financial, Inc. sr. unsec. notes Ser. B, 4 7/8s, 2009 (R)		100,000	90,000
JPMorgan Chase & Co. 144A sr. unsec. FRN zero%, 2017		1,000,000	1,079,000
JPMorgan Chase & Co. 144A unsec. unsub. notes
0.198s, 2012	INR	19,000,000	506,793
Lehman Brothers Holdings, Inc. sr. unsec. notes Ser. I,
6.2s, 2014		$1,205,000	1,188,520
Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015		100,000	100,500
Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		252,000	238,770
Merrill Lynch & Co. , Inc. notes 5.45s, 2013		1,205,000	1,181,489
Morgan Stanley sr. unsec. bonds 6.025s, 2017	BRL	1,850,000	889,270
Nuveen Investments, Inc. 144A sr. notes 10 1/2s, 2015		$194,000	166,355
RSHB Capital SA for OJSC Russian Agricultural Bank notes
6.299s, 2017 (Luxembourg)		675,000	625,219
UBS Luxembourg SA for Sberbank unsec. sub. notes
stepped-coupon 6.23s (7.429s, 2/11/10), 2015
(Luxembourg) ††		1,400,000	1,404,326
USI Holdings Corp. 144A sr. unsec. notes FRN 6.94s, 2014		60,000	43,350
VTB Capital SA 144A notes 7 1/2s, 2011 (Luxembourg)		3,010,000	3,061,020
VTB Capital SA 144A sec. notes 6.609s, 2012 (Luxembourg)		480,000	469,157
			16,663,014

Health Care (1.3%)
Community Health Systems, Inc. company guaranty
8 7/8s, 2015		665,000	667,494
DaVita, Inc. company guaranty 6 5/8s, 2013		153,000	148,410
Elan Finance PLC/Elan Finance Corp. company guaranty
7 3/4s, 2011 (Ireland)		205,000	190,394
HCA, Inc. company guaranty sr. sec. notes 9 5/8s, 2016 ‡‡		550,000	570,625
HCA, Inc. sr. sec. notes 9 1/4s, 2016		645,000	669,188
HCA, Inc. sr. unsec. notes 6 3/8s, 2015		212,000	179,405

CORPORATE BONDS AND NOTES (16.3%)* continued

		Principal amount	Value

Health Care continued
HCA, Inc. sr. unsec. notes 5 3/4s, 2014		$260,000	$214,500
Omnicare, Inc. company guaranty 6 3/4s, 2013		195,000	174,038
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		545,000	478,238
Service Corporation International sr. notes 7s, 2017		170,000	164,050
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013		724,000	676,940
Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		300,000	225,000
Surgical Care Affiliates, Inc. 144A sr. unsec. notes
8 7/8s, 2015 ‡‡		100,000	77,000
Tenet Healthcare Corp. notes 7 3/8s, 2013		390,000	348,075
Tenet Healthcare Corp. sr. unsec. unsub. notes 6 3/8s, 2011		475,000	428,688
US Oncology, Inc. company guaranty 9s, 2012		485,000	482,575
Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014		491,000	472,588
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)		305,000	321,013
Ventas Realty LP/Capital Corp. company guaranty
6 3/4s, 2010 (R)		201,000	201,251
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)		173,000	170,405
			6,859,877

Technology (0.6%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012		334,000	270,540
Ceridian Corp. 144A sr. unsec. notes 11 1/4s, 2015		275,000	235,125
Compucom Systems, Inc. sr. sub. notes 12 1/2s, 2015		155,000	144,925
Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014		552,000	431,940
Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub notes 9 1/8s, 2014 ‡‡		383,000	279,590
Freescale Semiconductor, Inc. sr. sec. notes 10 1/8s, 2016 (S)		384,000	259,200
Iron Mountain, Inc. company guaranty 8 5/8s, 2013		700,000	708,750
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)		13,000	10,384
Nortel Networks, Ltd. company guaranty sr. unsec. notes
10 3/4s, 2016 (Canada)		215,000	196,456
Nortel Networks, Ltd. company guaranty sr. unsec. notes
FRN 8.508s, 2011 (Canada)		235,000	201,513
SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013		340,000	343,400
Travelport LLC company guaranty 9 7/8s, 2014		166,000	148,985
Xerox Corp. sr. notes 9 3/4s, 2009	EUR	140,000	226,704
			3,457,512

Utilities & Power (1.0%)
AES Corp. (The) sr. notes 8 7/8s, 2011		$54,000	56,430
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		130,000	131,625
AES Corp. (The) 144A sec. notes 8 3/4s, 2013		287,000	298,480
CMS Energy Corp. sr. notes 7 3/4s, 2010		180,000	188,192
Colorado Interstate Gas Co. sr. notes 5.95s, 2015		56,000	55,434
Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		151,000	155,530
Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		172,000	176,300
Edison Mission Energy sr. unsec. notes 7.2s, 2019 (S)		275,000	271,563
Edison Mission Energy sr. unsec. notes 7s, 2017		195,000	194,025

CORPORATE BONDS AND NOTES (16.3%)* continued

	Principal amount	Value

Utilities & Power continued
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	$520,000	$507,000
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	1,589,000	1,608,863
NRG Energy, Inc. sr. notes 7 3/8s, 2016	235,000	230,300
Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010	655,000	715,588
Teco Finance, Inc. sr. unsec. unsub. notes 7.2s, 2011	185,000	197,729
Teco Finance, Inc. sr. unsec. unsub. notes 7s, 2012	280,000	301,824
Teco Finance, Inc. sr. unsec. unsub. notes 6 3/4s, 2015	32,000	33,031
Utilicorp United, Inc. sr. unsec. notes 9.95s, 2011	18,000	18,953
Williams Cos., Inc. (The) sr. unsec. notes 8 1/8s, 2012	150,000	163,875
Williams Partners LP/ Williams Partners Finance Corp. sr. unsec.
notes 7 1/4s, 2017	145,000	145,725
		5,450,467

Total corporate bonds and notes (cost $92,876,304)		$87,576,833

ASSET-BACKED SECURITIES (11.8%)*

	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 3.289s, 2035 (F)	$160,000	$99,115
FRB Ser. 05-4, Class A2C, 2.809s, 2035	34,000	29,580
Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 2.749s, 2036	107,000	56,710
FRB Ser. 06-HE3, Class A2C, 2.749s, 2036	115,000	99,635
Ameriquest Mortgage Securities, Inc. FRB Ser. 03-8, Class M2,
4.349s, 2033 (F)	235,353	54,013
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	383,000	358,843
Ser. 04-1A, Class E, 6.42s, 2039	361,000	308,222
Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 4.869s, 2033 (F)	26,029	3,897
FRB Ser. 06-W4, Class A2C, 2.759s, 2036	204,000	144,840
Asset Backed Funding Certificates FRB Ser. 04-OPT2, Class M2,
3.599s, 2033 (F)	252,000	176,331
Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 2.789s, 2036	49,093	44,818
FRB Ser. 06-HE4, Class A5, 2.759s, 2036	148,000	96,200
Asset Backed Securities Corp. Home Equity Loan Trust 144A
FRB Ser. 06-HE2, Class M10, 5.099s, 2036	509,000	10,180
Aviation Capital Group Trust 144A FRB Ser. 03-2A, Class G1,
3.236s, 2033	253,862	236,091
Bank One Issuance Trust FRB Ser. 03-C4, Class C4,3.848s, 2011	340,000	335,750
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 5.849s, 2034	286,000	178,750
FRB Ser. 06-PC1, Class M9, 4.349s, 2035	185,000	18,500
FRB Ser. 05-HE1, Class M3, 3.529s, 2035 (F)	223,000	127,015

ASSET-BACKED SECURITIES (11.8%)* continued

		Principal amount	Value

Bear Stearns Asset Backed Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 4.849s, 2036		$270,000	$27,000
Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030		507,402	343,289
Ser. 00-A, Class A2, 7.575s, 2030		1,349,215	852,928
Ser. 99-B, Class A4, 7.3s, 2016		664,684	380,153
Ser. 99-B, Class A3, 7.18s, 2015		1,118,598	694,579
FRB Ser. 00-A, Class A1, 2.978s, 2030		145,952	71,896
Capital Auto Receivables Asset Trust 144A Ser. 06-1,
Class D, 7.16s, 2013		500,000	500,469
Chase Credit Card Master Trust FRB Ser. 03-3,
Class C, 3.898s, 2010		350,000	346,128
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11, 5.099s, 2035		304,000	42,560
FRB Ser. 05-HE4, Class M12, 4.649s, 2035		457,000	41,130
FRB Ser. 05-OPT1, Class M1, 3.019s, 2035		47,073	33,932
Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030		1,454,185	1,230,137
Ser. 00-4, Class A6, 8.31s, 2032		3,395,950	2,848,883
Ser. 00-5, Class A7, 8.2s, 2032		476,000	389,220
Ser. 00-1, Class A5, 8.06s, 2031		987,739	806,242
Ser. 00-4, Class A5, 7.97s, 2032		195,486	153,334
Ser. 00-5, Class A6, 7.96s, 2032		744,878	611,218
Ser. 01-3, Class M2, 7.44s, 2033		69,194	4,152
Ser. 01-4, Class A4, 7.36s, 2033		215,986	216,285
Ser. 00-6, Class A5, 7.27s, 2031		78,528	72,055
Ser. 01-1, Class A5, 6.99s, 2032		4,651,621	4,605,247
Ser. 01-3, Class A4, 6.91s, 2033		3,033,956	2,882,865
Ser. 02-1, Class A, 6.681s, 2033		965,118	939,440
FRB Ser. 02-1, Class M1A, 5.169s, 2033		2,196,000	1,975,228
FRB Ser. 01-4, Class M1, 4.869s, 2033		295,000	137,779
Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 3.119s, 2035		47,000	35,250
FRB Ser. 05-14, Class 3A2, 2.839s, 2036		31,282	27,216
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038
(Cayman Islands)		431,000	258,600
DB Master Finance, LLC 144A Ser. 06-1, Class M1,
8.285s, 2031		277,000	247,762
Equifirst Mortgage Loan Trust FRB Ser. 05-1, Class M5,
3.269s, 2035 (F)		92,000	45,950
First Franklin Mortgage Loan Asset Backed Certificates FRB
Ser. 06-FF7, Class 2A3, 2.749s, 2036		173,000	146,381
Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 2.929s, 2036		244,000	208,400
FRB Ser. 06-2, Class 2A3, 2.769s, 2036		353,000	247,100
Gears Auto Owner Trust 144A Ser. 05-AA, Class E1,
8.22s, 2012		687,000	622,811
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.589s, 2043 (United Kingdom)	GBP	873,180	1,592,753
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 (United Kingdom)	EUR	1,430,000	2,087,564

ASSET-BACKED SECURITIES (11.8%)* continued

		Principal amount	Value

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$861,059	$849,169
Ser. 94-4, Class B2, 8.6s, 2019		263,436	180,499
Ser. 93-1, Class B, 8.45s, 2018		426,342	383,273
Ser. 99-5, Class A5, 7.86s, 2030		4,095,186	3,603,764
Ser. 96-8, Class M1, 7.85s, 2027		387,000	343,401
Ser. 95-8, Class B1, 7.3s, 2026		362,579	321,627
Ser. 95-4, Class B1, 7.3s, 2025		371,800	367,840
Ser. 97-6, Class M1, 7.21s, 2029		982,000	774,789
Ser. 98-2, Class A6, 6.81s, 2027		434,646	430,687
Ser. 99-3, Class A7, 6.74s, 2031		733,000	715,453
FRN 6.53s, 2030		198,432	183,328
Ser. 98-4, Class A5, 6.18s, 2030		500,703	479,340
Ser. 99-1, Class A5, 6.11s, 2023		336,310	333,761
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		1,703,941	1,543,490
Ser. 99-5, Class M1A, 8.3s, 2026		157,000	140,386
Ser. 99-5, Class A4, 7.59s, 2028		52,922	52,922
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011 (F)		365,777	365,400
GSAMP Trust FRB Ser. 06-HE5, Class A2C, 2.749s, 2036		526,000	433,789
Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 4.599s, 2030 (Cayman Islands)		379,000	228,992
FRB Ser. 05-1A, Class E, 4.399s, 2030 (Cayman Islands)		83,828	61,195
Home Equity Asset Trust FRB Ser. 06-1, Class 2A4,
2.929s, 2036		122,000	79,300
JPMorgan Mortgage Acquisition Corp. FRB Ser. 06-FRE1,
Class A4, 2.889s, 2035		103,000	89,641
Lehman ABS Manufactured Housing Contract Ser. 01-B,
Class A4, 5.27s, 2018		1,258,839	1,188,120
Lehman XS Trust FRB Ser. 07-6, Class 2A1, 2.809s, 2037		1,314,711	946,723
LNR CDO, Ltd. 144A FRB Ser. 02-1A, Class FFL, 5.349s,
2037 (Cayman Islands)		1,260,000	441,000
Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 3.219s, 2035 (F)		255,000	114,565
FRB Ser. 06-4, Class 2A4, 2.859s, 2036		117,000	63,855
FRB Ser. 06-1, Class 2A3, 2.789s, 2036		161,000	129,605
Lothian Mortgages PLC 144A FRB Ser. 3A, Class D, 6.328s,
2039 (United Kingdom)	GBP	900,000	1,648,367
Madison Avenue Manufactured Housing Contract FRB
Ser. 02-A, Class B1, 5.849s, 2032		$1,046,356	742,808
MASTR Asset Backed Securities Trust FRB Ser. 06-FRE2,
Class A4, 2.749s, 2036		61,000	46,153
MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 3.998s, 2010		350,000	347,280
Mid-State Trust Ser. 11, Class B, 8.221s, 2038		116,501	100,191
Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3, 5.799s, 2034 (F)		214,000	106,980
FRB Ser. 05-HE2, Class M5, 3.279s, 2035 (F)		160,000	71,925
FRB Ser. 05-HE1, Class M3, 3.119s, 2034 (F)		160,000	87,914
FRB Ser. 06-NC4, Class M2, 2.899s, 2036 (F)		223,000	59,950

ASSET-BACKED SECURITIES (11.8%)* continued

		Principal amount	Value

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014		$114,174	$103,777
Ser. 04-B, Class C, 3.93s, 2012		54,435	49,543
New Century Home Equity Loan Trust FRB Ser. 03-4,
Class M3, 4.649s, 2033 (F)		14,787	2,509
Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 2.759s, 2036		146,000	127,064
FRB Ser. 06-2, Class A2C, 2.749s, 2036		146,000	122,142
Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027		1,020,411	643,122
Ser. 99-D, Class A1, 7.84s, 2029		936,314	788,845
Ser. 00-A, Class A2, 7.765s, 2017		135,072	109,744
Ser. 95-B, Class B1, 7.55s, 2021		364,000	218,400
Ser. 00-D, Class A4, 7.4s, 2030		1,022,000	747,593
Ser. 02-B, Class A4, 7.09s, 2032		388,114	378,178
Ser. 99-B, Class A4, 6.99s, 2026		993,918	909,435
Ser. 00-D, Class A3, 6.99s, 2022		398,411	382,355
Ser. 01-D, Class A4, 6.93s, 2031		713,826	512,150
Ser. 01-E, Class A4, 6.81s, 2031		896,533	753,298
Ser. 99-B, Class A3, 6.45s, 2017		237,712	214,236
Ser. 01-C, Class A2, 5.92s, 2017		939,199	398,686
Ser. 02-C, Class A1, 5.41s, 2032		1,199,776	1,103,314
Ser. 01-D, Class A2, 5.26s, 2019		142,692	94,847
Ser. 01-E, Class A2, 5.05s, 2019		996,737	737,585
Ser. 02-A, Class A2, 5.01s, 2020		252,166	218,030
Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030		191,035	165,246
FRB Ser. 01-B, Class A2, 3.193s, 2018		51,576	41,042
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 9.588s, 2018 (Ireland)		885,000	778,800
FRB Ser. 05-A, Class E, 7.688s, 2012 (Ireland)		238,000	190,567
Option One Mortgage Loan Trust FRB Ser. 05-4, Class M11,
5.099s, 2035		509,000	71,260
Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4, 3.429s, 2036 (F)		104,000	46,746
FRB Ser. 04-MCW1, Class A2, 2.979s, 2034		109,631	93,580
People’s Financial Realty Mortgage Securities Trust FRB
Ser. 06-1, Class 1A2, 2.729s, 2036		225,000	184,500
Permanent Financing PLC
FRB Ser. 6, Class 3C, 7.576s, 2042 (United Kingdom)	GBP	887,000	1,714,689
FRB Ser. 3, Class 3C, 4.14s, 2042 (United Kingdom)		$350,000	345,849
Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 2.789s, 2036		189,341	177,133
FRB Ser. 07-RZ1, Class A2, 2.759s, 2037		176,000	141,089
Residential Asset Securities Corp.
FRB Ser. 05-EMX1, Class M2, 3.329s, 2035 (F)		362,000	162,631
Ser. 01-KS3, Class AII, 3.059s, 2031		1,550,687	1,395,619
Residential Asset Securities Corp. 144A FRB Ser. 05-KS10,
Class B, 5.349s, 2035 (F)		395,000	39,398
Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026		3	3

ASSET-BACKED SECURITIES (11.8%)* continued

	Principal amount	Value

SAIL Net Interest Margin Notes 144A Ser. 03-3, Class A,
7 3/4s, 2033 (Cayman Islands) (In default) †	$17,341	$17
Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 3.249s, 2035 (F)	160,000	71,866
FRB Ser. 07-NC2, Class A2B, 2.739s, 2037	165,000	112,200
SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
PO, 2.809s, 2036	246,000	155,546
Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 2.769s, 2036	117,000	100,309
FRB Ser. 06-3, Class A3, 2.759s, 2036	529,000	437,799
Soundview Home Equity Loan Trust 144A FRB Ser. 05-4,
Class M10, 5.099s, 2036	392,000	19,600
South Coast Funding 144A FRB Ser. 3A, Class A2, 4.296s,
2038 (Cayman Islands)	140,000	2,800
Structured Asset Investment Loan Trust FRB Ser. 06-BNC2,
Class A6, 2.859s, 2036	117,000	58,500
Structured Asset Investment Loan Trust 144A FRB
Ser. 05-HE3, Class M11, 5.099s, 2035	436,000	10,750
Structured Asset Receivables Trust 144A FRB Ser. 05-1,
5.87s, 2015	1,764,535	1,693,954
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	467,000	220,176
TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV,
6.84s, 2037	390,000	166,787
Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 4.231s, 2044 (United Kingdom)	368,254	257,778

Total asset-backed securities (cost $71,910,835)		$63,632,995

SENIOR LOANS (9.3%)* (c)

	Principal amount	Value

Basic Materials (0.8%)
Aleris International, Inc. bank term loan FRN
Ser. B, 4 5/8s, 2013	$412,932	$342,390
Domtar Corp. bank term loan FRN 3.934s, 2014 (Canada)	321,500	299,914
Georgia-Pacific, LLC bank term loan FRN Ser. B, 4.727s, 2013	1,040,339	962,514
Georgia-Pacific, LLC bank term loan FRN Ser. B2,
5.168s, 2012	297,750	275,476
Graphic Packaging Corp. bank term loan FRN Ser. C,
7.453s, 2014	330,000	300,919
Hexion Specialty Chemicals, Inc. bank term loan FRN
5 3/8s, 2013	246,250	227,473
Hexion Specialty Chemicals, Inc. bank term loan FRN
Ser. C, 5s, 2013	19,850	18,336
Momentive Performance Materials, Inc. bank term loan FRN
4.938s, 2013	402,625	354,310
NewPage Holding Corp. bank term loan FRN 6.313s, 2014	340,000	331,783
Novelis, Inc. bank term loan FRN Ser. B, 4.7s, 2014	231,648	205,443

SENIOR LOANS (9.3%)* (c) continued

	Principal amount	Value

Basic Materials continued
Novelis, Inc. bank term loan FRN Ser. B, 4.7s, 2014	$509,627	$451,975
Rockwood Specialties Group, Inc. bank term loan FRN Ser. E,
4.744s, 2012	869,155	820,627
		4,591,160

Capital Goods (0.5%)
Berry Plastics Holding Corp. bank term loan FRN 5.095s, 2015	148,875	126,502
Graham Packaging Co., LP bank term loan FRN 5.959s, 2011	99,250	90,648
Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
4.73s, 2014	17,661	16,419
Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
Ser. B, 4.696s, 2014	303,055	281,746
Hexcel Corp. bank term loan FRN Ser. B, 5.054s, 2012	259,418	249,042
Mueller Water Products, Inc. bank term loan FRN Ser. B,
4.863s, 2014	356,051	323,561
Polypore, Inc. bank term loan FRN Ser. B, 4.96s, 2014	313,685	276,043
Sensata Technologies BV bank term loan FRN 5.056s,
2013 (Netherlands)	285,000	245,931
Sequa Corp. bank term loan FRN 5.95s, 2014	588,525	554,807
Terex Corp. bank term loan FRN Ser. D, 7.446s, 2013	49,125	47,406
Transdigm, Inc. bank term loan FRN 4.655s, 2013	250,000	233,542
Wesco Aircraft Hardware Corp. bank term loan FRN 4.95s, 2013	210,000	195,650
		2,641,297

Communication Services (0.7%)
Cricket Communications, Inc. bank term loan FRN Ser. B,
5.696s, 2013	34,911	33,035
Crown Castle International Corp. bank term loan FRN
4.196s, 2014	104,736	95,375
Fairpoint Communications, Inc. bank term loan FRN Ser. B,
7.453s, 2015	480,000	421,400
Fairpoint Communications, Inc. bank term loan FRN Ser. B,
6 5/8s, 2012	543,116	537,413
Hawaiian Telcom Communications, Inc. bank term loan FRN
Ser. C, 4.95s, 2014	179,709	135,680
Intelsat Corp. bank term loan FRN Ser. B2, 5.611s, 2011	267,473	244,069
Intelsat Corp. bank term loan FRN Ser. B2-A, 5.611s, 2013	267,554	244,143
Intelsat Corp. bank term loan FRN Ser. B2-C, 5.611s, 2013	267,473	244,069
Intelsat, Ltd. bank term loan FRN Ser. B, 5.611s, 2013 (Bermuda)	592,500	551,618
Level 3 Communications, Inc. bank term loan FRN 6.202s, 2014	210,000	179,550
MetroPCS Wireless, Inc. bank term loan FRN 6.097s, 2013	456,875	417,914
PAETEC Holding Corp. bank term loan FRN Ser. B1, 5.204s, 2013	279,294	259,045
Time Warner Telecom, Inc. bank term loan FRN Ser. B,
5.13s, 2013	319,190	297,006
West Corp. bank term loan FRN 5.55s, 2013	210,000	181,300
		3,841,617

SENIOR LOANS (9.3%)* (c) continued

	Principal amount	Value

Consumer Cyclicals (2.0%)
Adesa, Inc. bank term loan FRN 4.95s, 2013	$346,878	$307,854
Allison Transmission bank term loan FRN Ser. B, 5.746s, 2014	449,400	393,385
Aramark Corp. bank term loan FRN 4.83s, 2014	12,544	11,670
Aramark Corp. bank term loan FRN Ser. B, 4.696s, 2014	197,456	183,689
CCM Merger, Inc. bank term loan FRN Ser. B, 4.778s, 2012	109,165	96,611
Cenveo, Inc. bank term loan FRN Ser. C, 4.349s, 2014	239,603	213,247
Cenveo, Inc. bank term loan FRN Ser. DD, 4.349s, 2014	7,984	7,106
Claire’s Stores, Inc. bank term loan FRN 6.472s, 2014	372,050	283,585
Cooper-Standard Automotive, Inc. bank term loan FRN Ser. B,
5 1/4s, 2012	222,886	200,598
Cooper-Standard Automotive, Inc. bank term loan FRN Ser. C,
5 1/4s, 2012	556,997	501,297
Dana Corp. bank term loan FRN 6.779s, 2015	493,763	453,438
Dex Media West, LLC bank term loan FRN Ser. B1, 4.561s, 2010	370,642	355,817
GateHouse Media, Inc. bank term loan FRN Ser. B, 5 1/4s, 2014	220,000	147,400
GateHouse Media, Inc. bank term loan FRN Ser. B, 5.09s, 2014	513,424	349,128
GateHouse Media, Inc. bank term loan FRN Ser. DD,
6.341s, 2014	191,576	130,272
Golden Nugget, Inc. bank term loan FRN Ser. B, 4.608s, 2014	101,818	87,055
Golden Nugget, Inc. bank term loan FRN Ser. DD,
1 3/4s, 2014 (U)	58,182	49,745
Goodman Global Holdings bank term loan FRN Ser. B,
7 1/2s, 2011	403,000	391,918
Goodyear Tire & Rubber Co. (The) bank term loan FRN
6.43s, 2010	1,760,000	1,584,000
Harrah’s Operating Co. , Inc. bank term loan FRN Ser. B2,
7.703s, 2015	210,000	192,188
Isle of Capri Casinos, Inc. bank term loan FRN 4.446s, 2014	208,230	174,914
Isle of Capri Casinos, Inc. bank term loan FRN Ser. A,
4.446s, 2014	62,784	52,738
Isle of Capri Casinos, Inc. bank term loan FRN Ser. B,
4.446s, 2014	83,292	69,965
Landsource Communities/NWHL Investment bank term loan
FRN 7s, 2013	293,072	213,454
Lear Corp bank term loan FRN 5.274s, 2013	723,446	657,431
Michaels Stores, Inc. bank term loan FRN Ser. B, 5.345s, 2013	327,513	273,596
National Bedding Co. bank term loan FRN 4.741s, 2011	91,000	74,165
Neiman Marcus Group, Inc. bank term loan FRN Ser. B,
4.758s, 2013	464,285	428,660
Nortek Holdings, Inc. bank term loan FRN Ser. B, 5.35s, 2011	130,662	112,151
Reader’s Digest Association, Inc. (The) bank term loan FRN
Ser. B, 5.075s, 2014	420,750	344,594
Realogy Corp. bank term loan FRN 5.32s, 2013	214,227	173,032
Realogy Corp. bank term loan FRN Ser. B, 7.505s, 2013	793,699	641,077
Standard-Pacific Corp. bank term loan FRN Ser. B,
4.815s, 2013	90,000	72,900
Tribune Co. bank term loan FRN Ser. B, 5.542s, 2014	952,800	632,592
TRW Automotive, Inc. bank term loan FRN Ser. B, 4.656s, 2014	184,075	173,184

SENIOR LOANS (9.3%)* (c) continued

	Principal amount	Value

Consumer Cyclicals continued
United Components, Inc. bank term loan FRN Ser. D,
5.142s, 2012	$388,444	$352,513
Visant Holding Corp. bank term loan FRN Ser. C, 6.718s, 2010	363,793	344,997
Yankee Candle Co., Inc. bank term loan FRN 4.611s, 2014	124,000	106,702
		10,838,668

Consumer Staples (2.7%)
Affinion Group, Inc. bank term loan FRN Ser. B, 5.552s, 2013	902,719	830,501
Cablevision Systems Corp. bank term loan FRN 4 3/4s, 2013	1,287,466	1,201,552
Cebridge Connections, Inc. bank term loan FRN Ser. B,
6.508s, 2013	694,750	584,893
Charter Communications Operating, LLC bank term loan
FRN 8 1/2s, 2014	230,000	223,675
Charter Communications, Inc. bank term loan FRN 5.26s, 2014	2,201,340	1,857,838
Charter Communications, Inc. bank term loan FRN 5.171s, 2014	200,000	151,667
Cinemark USA, Inc. bank term loan FRN 4.772s, 2013	516,463	466,754
Citadel Communications bank term loan FRN Ser. B,
6.455s, 2014	425,000	347,703
Dean Foods Co. bank term loan FRN Ser. B, 4.45s, 2014	742,500	688,978
Gray Television, Inc. bank term loan FRN Ser. B, 6.21s, 2014	199,500	166,084
Idearc, Inc. bank term loan FRN Ser. B, 4.7s, 2014	1,420,274	1,134,089
Insight Midwest, LP bank term loan FRN Ser. B, 6.48s, 2014	130,326	118,503
Jarden Corp. bank term loan FRN Ser. B1, 4.446s, 2012	272,187	251,660
Jarden Corp. bank term loan FRN Ser. B2, 4.446s, 2012	123,728	114,397
Mediacom Communications Corp. bank term loan FRN Ser. C,
4.671s, 2015	820,548	708,065
Mediacom Communications Corp. bank term loan FRN Ser. D2,
4.566s, 2015	118,500	101,698
MGM Studios, Inc. bank term loan FRN Ser. B, 5.946s, 2011	882,000	694,575
Paxson Communications Corp. bank term loan FRN Ser. B,
7.627s, 2012	350,000	281,750
Pinnacle Foods Holding Corp. bank term loan FRN Ser. B,
7.406s, 2014	507,222	439,001
R. H. Donnelley, Inc. bank term loan FRN 4.415s, 2011	558,555	518,549
R. H. Donnelley, Inc. bank term loan FRN Ser. D1, 4.308s, 2011	311,768	288,386
Rental Service Corp. bank term loan FRN 8.15s, 2013	445,000	370,463
Six Flags Theme Parks bank term loan FRN 4.99s, 2015	647,745	526,473
Spanish Broadcasting Systems, Inc. bank term loan
FRN 4.45s, 2012	438,722	355,365
Spectrum Brands, Inc. bank term loan FRN 2.969s, 2013	17,143	15,877
Spectrum Brands, Inc. bank term loan FRN Ser. B1, 7.815s, 2013	547,293	485,722
Universal City Development Partners bank term loan FRN Ser. B,
5.238s, 2011	969,872	911,679
Univision Communications, Inc. bank term loan FRN Ser. B,
5.479s, 2014	202,953	159,457
Univision Communications, Inc. bank term loan FRN Ser. DD,
7.61s, 2014 (U)	7,047	5,537
VNU Group BV bank term loan FRN Ser. B, 5.346s, 2013
(Netherlands)	209,668	188,776

SENIOR LOANS (9.3%)* (c) continued

	Principal amount	Value

Consumer Staples continued
Warner Music Group bank term loan FRN Ser. B, 5.084s, 2011	$151,664	$136,213
Young Broadcasting, Inc. bank term loan FRN Ser. B,
5.686s, 2012	263,865	232,201
		14,558,081

Energy (0.4%)
CR Gas Storage bank term loan FRN 4.589s, 2013	50,465	47,226
CR Gas Storage bank term loan FRN 4.55s, 2013	42,842	40,093
CR Gas Storage bank term loan FRN Ser. B, 4.534s, 2013	311,440	291,456
CR Gas Storage bank term loan FRN Ser. DD, 4.6s, 2013	34,184	31,991
Enterprise GP Holdings, LP bank term loan FRN 6.182s, 2014	220,000	216,425
EPCO Holding, Inc. bank term loan FRN Ser. A, 4.329s, 2012	220,000	212,850
Hercules Offshore, Inc. bank term loan FRN Ser. B, 4.45s, 2013	64,675	61,280
MEG Energy Corp. bank term loan FRN 4.7s, 2013 (Canada)	98,000	88,592
MEG Energy Corp. bank term loan FRN Ser. DD, 4.7s, 2013
(Canada) (U)	99,957	89,628
Petroleum Geo-Services ASA bank term loan FRN 4.45s,
2015 (Norway)	143,000	133,824
Targa Resources, Inc. bank term loan FRN 6.828s, 2012	274,237	258,194
Targa Resources, Inc. bank term loan FRN 2.571s, 2012	153,871	144,870
Western Refining, Inc. bank term loan FRN Ser. B, 4.994s, 2014	623,376	536,883
		2,153,312

Financial (0.1%)
Hub International, Ltd. bank term loan FRN Ser. B, 7.33s, 2014	142,259	122,343
Hub International, Ltd. bank term loan FRN Ser. DD,
7.337s, 2014 (U)	31,939	27,467
Nuveen Investments, Inc. bank term loan FRN Ser. B, 5.68s, 2014	360,000	323,213
		473,023

Health Care (0.7%)
Carestream Health, Inc. bank term loan FRN 4.992s, 2013	6,937	5,671
Community Health Systems, Inc. bank term loan FRN Ser. B,
5.335s, 2014	585,226	538,295
Community Health Systems, Inc. bank term loan FRN Ser. DD,
0.5s, 2014 (U)	30,270	27,842
Davita, Inc. bank term loan FRN Ser. B, 4.282s, 2012	300,000	281,012
Health Management Associates, Inc. bank term loan FRN
4.446s, 2014	1,369,862	1,182,362
Healthsouth Corp. bank term loan FRN Ser. B, 5.499s, 2013	384,098	353,850
IASIS Healthcare, LLC/ IASIS Capital Corp. bank term loan FRN
Ser. DD, 4.978s, 2014	121,885	109,900
IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
8.494s, 2014	351,893	279,755
IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
7.62s, 2014	32,503	29,307
IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
Ser. B, 5.244s, 2014	353,150	318,424
LifePoint, Inc. bank term loan FRN Ser. B, 4.71s, 2012	232,437	213,925

SENIOR LOANS (9.3%)* (c) continued

	Principal amount	Value

Health Care continued
Mylan, Inc. bank term loan FRN Ser. B, 6.078s, 2014	$144,637	$139,191
Sun Healthcare Group, Inc. bank term loan FRN 4.73s, 2014	35,012	31,511
Sun Healthcare Group, Inc. bank term loan FRN Ser. B,
5.539s, 2014	108,913	98,022
Sun Healthcare Group, Inc. bank term loan FRN Ser. DD,
4.677s, 2014	22,070	19,863
		3,628,930

Technology (0.6%)
Activant Solutions Holdings, Inc. bank term loan FRN Ser. B,
6.704s, 2013	180,000	153,675
Affiliated Computer Services, Inc. bank term loan FRN Ser. B2,
4.819s, 2013	49,125	46,684
Aspect Software, Inc. bank term loan FRN 5 5/8s, 2011	14,203	13,066
Compucom Systems, Inc. bank term loan FRN 6.21s, 2014	203,975	178,478
First Data Corp. bank term loan FRN Ser. B1, 5.355s, 2014	392,551	352,915
First Data Corp. bank term loan FRN Ser. B3, 5.355s, 2014	184,075	165,322
Flextronics International, Ltd. bank term loan FRN Ser. B, 7.455s,
2014 (Singapore)	174,347	159,673
Flextronics International, Ltd. bank term loan FRN Ser. B, 7.394s,
2014 (Singapore)	608,160	556,973
Freescale Semiconductor, Inc. bank term loan FRN Ser. B,
4.861s, 2013	138,649	116,497
JDA Software Group, Inc. bank term loan FRN Ser. B, 6.931s, 2013	28,446	26,740
Sabre Holdings Corp. bank term loan FRN 5.244s, 2014	291,542	238,846
SunGard Data Systems, Inc. bank term loan FRN 5.162s, 2014	804,000	744,613
Travelport bank term loan FRN 5.196s, 2013	132,442	115,178
Travelport bank term loan FRN Ser. B, 4.954s, 2013	115,464	100,412
		2,969,072

Transportation (0.2%)
Delta Airlines, Inc. bank term loan FRN 6.832s, 2012	47,250	38,131
Navistar Financial Corp. bank term loan FRN 5.957s, 2012	218,667	192,153
Navistar International Corp. bank term loan FRN6.501s, 2012	601,333	528,422
UAL Corp. bank term loan FRN Ser. B, 4.688s, 2014	569,778	441,985
		1,200,691

Utilities & Power (0.6%)
Dynegy Holdings, Inc. bank term loan FRN 4.204s, 2013	765,000	702,844
Energy Future Holdings Corp. bank term loan FRN Ser. B2,
6.579s, 2014	693,788	631,426
Energy Future Holdings Corp. bank term loan FRN Ser. B3,
6.583s, 2014	643,388	583,874
NRG Energy, Inc. bank term loan FRN 7.84s, 2014 (U)	180,000	167,250
NRG Energy, Inc. bank term loan FRN 6.58s, 2014	287,427	268,345
NRG Energy, Inc. bank term loan FRN 6.58s, 2014	597,702	558,021
Reliant Energy, Inc. bank term loan FRN 2.589s, 2014	450,000	406,125
		3,317,885

Total senior loans (cost $55,611,818)		$50,213,736

PURCHASED OPTIONS OUTSTANDING (2.3%)*

	Expiration date/		Contract
	strike price		amount	Value

Option on an interest rate swap with
Lehman Brothers Special Financing, Inc. for
the right to receive a fixed rate of 5.37%
versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.37		$18,927,000	$1,550,500

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing on November 12, 2019.	Nov-09/5.355		18,927,000	1,535,169

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355		18,927,000	1,535,169

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing on November 12, 2019.	Nov-09/5.355		18,927,000	435,132

Option on an interest rate swap with
Lehman Brothers Special Financing, Inc. for
the right to pay a fixed rate of 5.37% versus
the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.37		18,927,000	428,507

Option on an interest rate swap with
Citibank for the right to pay a fixed rate
of 4.16% versus the six-month
EUR-EURIBOR-Telerate maturing on
March 26, 2014.	Mar-12/4.16	EUR	6,140,000	89,440

Option on an interest rate swap with
Citibank, N.A. London for the right
to receive a fixed rate of 4.0625% versus
the six month EUR-EURIBOR-Telerate
maturing March 25, 2011.	Mar-09/4.063	EUR	8,790,000	83,096

Option on an interest rate swap with
Citibank, N.A. London for the right
to receive a fixed rate of 4.16% versus
the six month EUR-EURIBOR-Telerate
maturing March 26, 2014.	Mar-12/4.16	EUR	6,140,000	68,122

Option on an interest rate swap with
Citibank for the right to pay a fixed rate
of 4.0625% versus the six-month
EUR-EURIBOR-Telerate maturing
on March 25, 2011.	Mar-09/4.063	EUR	8,790,000	66,726

PURCHASED OPTIONS OUTSTANDING (2.3%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right
to pay a fixed rate of 5.355% versus the
three month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	$18,927,000	$435,132

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 5.1975%
versus the three month USD-LIBOR-BBA
maturing on May 14, 2018.	May-08/5.198	25,047,000	2,268,006

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right
to receive a fixed rate of 5.03% versus the
three month USD-LIBOR-BBA maturing
on February 16, 2020.	Feb-10/5.03	32,120,000	2,012,639

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right
to pay a fixed rate of 5.03% versus the three
month USD-LIBOR-BBA maturing on
February 16, 2020.	Feb-10/5.03	32,120,000	1,161,138

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 5.16%
versus the three month USD-LIBOR-BBA
maturing April 28, 2018.	Apr-08/5.16	4,524,000	399,153

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right
to receive a fixed rate of 4.41% versus the
three month USD-LIBOR-BBA maturing
on August 5, 2018.	Aug-08/4.41	8,061,000	305,915

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right
to pay a fixed rate of 4.41% versus the three
month USD-LIBOR-BBA maturing on
August 5, 2018.	Aug-08/4.41	8,061,000	150,821

Option on an interest rate swap with
Goldman Sachs International for the right
to pay a fixed rate of 5.1975% versus the
three month USD-LIBOR-BBA maturing on
May 14, 2018.	May-08/5.198	25,047,000	9,768

Option on an interest rate swap with
Goldman Sachs International for the right
to pay a fixed rate of 5.16% versus the three
month USD-LIBOR-BBA maturing
April 28, 2018.	Apr-08/5.16	4,524,000	317

Total purchased options outstanding (cost $8,968,160)			$12,534,750

COMMON STOCKS (—%)*

				Shares	Value

AboveNet, Inc. †				240	$17,040
Bohai Bay Litigation, LLC (Units) (F)				991	14,017
Mediq, Inc. † (F)				1,400	1,465
VFB LLC (acquired 10/27/00, cost $594,553) (F) ‡ †			948,004		19,610
XCL Warranty Escrow (F)				991	70,698

Total common stocks (cost $688,065)					$122,830

CONVERTIBLE PREFERRED STOCKS (—%)* (cost $112,017)

				Shares	Value

Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.				2,441	$62,246

WARRANTS (—%)* †

	Expiration date		Strike price	Warrants	Value

AboveNet, Inc.	9/08/10		$24.00	118	$5,900
AboveNet, Inc.	9/08/08		20.00	101	5,555
Dayton Superior Corp. 144A (F)	6/15/09		.01	1,020	3,820
New ASAT Finance, Ltd. (Cayman Islands) (F)	2/01/11		.01	3,380	11
Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	EUR	.001	508	31,586

Total warrants (cost $38,587)					$46,872

SHORT-TERM INVESTMENTS (6.5%)*

		Principal amount/shares			Value

Short-term investments held as collateral for loaned
securities with yields ranging from 1.50% to 3.25% and due
dates ranging from April 1, 2008 to May 9, 2008 (d)			$2,908,046		$2,904,300
U. S. Treasury Bills for an effective yield of 1.43%, maturity
date September 18, 2008 #			811,000		805,491
U. S. Treasury Bills for an effective yield of 1.17%, maturity
date September 18, 2008 #			127,000		126,249
U. S. Treasury Bills for an effective yield of 1.33%, maturity
date September 18, 2008 #			1,140,000		1,132,503
U. S. Treasury Bills for an effective yield of 1.38%, maturity
date September 18, 2008 #			500,000		496,646
U. S. Treasury Bills for an effective yield of 1.50%, maturity
date September 18, 2008 #			4,110,000		4,079,740
Egypt Treasury Bill for an effective yield of 7.25%, maturity
date June 3, 2008		EGP		16,125,000	2,929,216
Putnam Prime Money Market Fund (e)			22,561,483		22,561,483

Total short-term investments (cost $35,035,628)					$35,035,628

TOTAL INVESTMENTS

Total investments (cost $856,878,697)					$879,326,546

Key to holding’s currency abbreviations

ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona

* Percentages indicated are based on net assets of $538,407,049.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2008 was $19,610 or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2008.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at March 31, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at March 31, 2008.

(U) These securities, in part or in entirety, represents unfunded loan commitments (Note 7).

At March 31, 2008, liquid assets totaling $270,507,683 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at March 31, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2008.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at March 31, 2008 (as a percentage of Portfolio Value):

United States	82.9%
Japan	4.9
United Kingdom	1.9
Ireland	1.8
Canada	1.1
France	1.0
Argentina	0.9
Luxembourg	0.8
Sweden	0.7
Colombia	0.5
Venezuela	0.5
Other	3.0

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 3/31/08 (aggregate face value $82,810,963) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$18,315,221	$17,880,613	4/16/08	$ 434,608
British Pound	10,502,511	10,532,306	6/18/08	(29,795)
Canadian Dollar	4,609,523	4,721,056	4/16/08	(111,533)
Danish Krone	1,480,150	1,429,562	6/18/08	50,588
Euro	4,743,872	4,738,463	6/18/08	5,409
Indian Rupee	1,798,375	1,830,025	5/21/08	(31,650)
Japanese Yen	4,053,494	3,860,624	5/21/08	192,870
Malaysian Ringgit	1,931,129	1,914,817	5/21/08	16,312
Mexican Peso	619,564	600,045	4/16/08	19,519
Norwegian Krone	24,471,761	24,069,700	6/18/08	402,061
Polish Zloty	4,822,579	4,643,345	6/18/08	179,234
Swiss Franc	6,658,209	6,590,407	6/18/08	67,802

Total				$1,195,425

FORWARD CURRENCY CONTRACTS TO SELL at 3/31/08 (aggregate face value $112,880,556) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 613,899	$ 622,055	4/16/08	$ 8,156
British Pound	1,632,761	1,649,245	6/18/08	16,484
Canadian Dollar	11,352,664	11,625,403	4/16/08	272,739
Euro	47,088,976	45,611,745	6/18/08	(1,477,231)
Hungarian Forint	2,355,932	2,257,927	6/18/08	(98,005)
Japanese Yen	24,168,261	22,759,632	5/21/08	(1,408,629)
South African Rand	2,540,936	2,950,071	4/16/08	409,135
Swedish Krona	21,319,511	20,667,032	6/18/08	(652,479)
Swiss Franc	4,876,960	4,737,446	6/18/08	(139,514)

Total				$(3,069,344)

FUTURES CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond
10 yr (Short)	53	$ 34,107,406	Jun-08	$ (60,113)
Canadian Government Bond 10 yr (Long)	10	1,165,062	Jun-08	37,511
Euro-Bobl 5 yr (Short)	41	7,142,594	Jun-08	(3,887)
Euro-Bund 10 yr (Long)	68	12,446,695	Jun-08	(233,374)
Euro-Dollar 90 day (Long)	810	197,285,625	Sep-09	4,425,509
Euro-Dollar 90 day (Short)	1223	298,809,475	Jun-08	(7,518,139)
Euro-Dollar 90 day (Short)	810	198,257,625	Sep-08	(5,176,828)
Euro-Euribor Interest Rate 90 day (Long)	308	116,903,587	Dec-09	(353,995)
Euro-Euribor Interest Rate 90 day (Long)	555	210,785,576	Sep-09	(569,503)
Euro-Euribor Interest Rate 90 day (Short)	515	195,095,999	Dec-08	648,933
Euro-Euribor Interest Rate 90 day (Short)	447	131,653,365	Sep-08	182,989
Euro-Schatz 2 yr (Long)	58	9,565,928	Jun-08	(62,510)
Japanese Government Bond 10 yr (Long)	49	69,048,135	Jun-08	751,584
Sterling Interest Rate 90 day (Long)	9	2,127,041	Dec-09	(2,925)
Sterling Interest Rate 90 day (Long)	147	34,781,738	Sep-09	76,716
Sterling Interest Rate 90 day (Long)	147	34,563,145	Sep-08	(59,051)
Sterling Interest Rate 90 day (Long)	9	2,122,579	Dec-08	1,316
U.K. Gilt 10 yr (Long)	8	1,765,396	Jun-08	(3,809)
U. S. Treasury Bond 20 yr (Long)	1475	175,225,391	Jun-08	4,431,337
U. S. Treasury Note 2 yr (Short)	4426	950,068,563	Jun-08	(3,871,922)
U. S. Treasury Note 5 yr (Short)	2206	252,001,031	Jun-08	465,330
U. S. Treasury Note 10 yr (Long)	1186	141,078,406	Jun-08	1,376,958

Total				$(5,517,873)

WRITTEN OPTIONS OUTSTANDING at 3/31/08 (premiums received $8,792,830) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank for
the obligation to receive a fixed rate of 4.56% versus
the six-month EUR-EURIBOR-Telerate maturing
on March 24, 2027.	EUR 1,290,000	Mar-17/4.56	$ 107,759

Option on an interest rate swap with Citibank for
the obligation to receive a fixed rate of 4.40% versus
the six-month EUR-EURIBOR-Telerate maturing
on March 26, 2022.	EUR 1,430,000	Mar-12/4.40	106,500

Option on an interest rate swap with Citibank for
the obligation to pay a fixed rate of 4.56% versus
the six-month EUR-EURIBOR-Telerate maturing
on March 24, 2027.	EUR 1,290,000	Mar-17/4.56	44,789

Option on an interest rate swap with Citibank for
the obligation to pay a fixed rate of 4.40% versus
the six-month EUR-EURIBOR-Telerate maturing
on March 28, 2022.	EUR 1,430,000	Mar-12/4.40	43,963

WRITTEN OPTIONS OUTSTANDING at 3/31/08 (premiums received $8,792,830) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
5.00% versus the three month USD-LIBOR-BBA
maturing on December 19, 2018.	$ 1,060,000	Dec-08/5.00	$ 75,292

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
5.00% versus the three month USD-LIBOR-BBA
maturing on December 19, 2018.	1,060,000	Dec-08/5.00	15,476

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to pay a fixed
rate of 4.405% versus the three month USD-LIBOR-BBA
maturing April 16, 2018.	58,864,000	Apr-08/4.405	1,661,731

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to receive a
fixed rate of 4.0575% versus the three month
USD-LIBOR-BBA maturing June 20, 2018.	56,254,000	Jun-08/4.0575	1,480,605

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to receive a
fixed rate of 4.405% versus the three month
USD-LIBOR-BBA maturing April 16, 2018.	58,864,000	Apr-08/4.405	138,919

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
5.51% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	25,011,500	May-12/5.51	1,762,560

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to pay a fixed rate of 4.0575% versus the three month USD-LIBOR-BBA
maturing June 20, 2018.	56,254,000	Jun-08/4.0575	1,114,392

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	25,011,500	May-12/5.51	1,108,009

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to pay a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	12,505,500	May-12/5.515	885,264

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to receive a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	12,505,500	May-12/5.515	551,993

WRITTEN OPTIONS OUTSTANDING at 3/31/08 (premiums received $8,792,830) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to pay a fixed
rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	$ 5,002,500	May-12/5.52	$ 354,477

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to receive a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	5,002,500	May-12/5.52	220,111

Total			$9,671,840

TBA SALE COMMITMENTS OUTSTANDING at 3/31/08 (proceeds receivable $118,135,039) (Unaudited)

	Principal	Settlement
	amount	date	Value

FNMA, 5 1/2s, April 1, 2038	$ 75,000,000	4/14/08	$ 75,697,268
FNMA, 5s, April 1, 2038	43,000,000	4/14/08	42,548,500

Total			$118,245,768

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$ 4,400,000	$ —	1/27/14	4.35%	3 month USD-LIBOR-
					BBA	$ (207,002)

	16,800,000	—	3/30/09	3.075%	3 month USD-LIBOR-
					BBA	(123,292)

	55,642,000	—	9/24/09	3 month USD-LIBOR-
				BBA	4.7375%	1,998,817

	10,000,000	—	9/1/15	3 month USD-LIBOR-
				BBA	4.53%	504,957

Citibank, N.A.
AUD	15,350,000	—	3/3/11	3 month AUD-BBR-BBSW	7.7%	174,345

JPY	1,134,000,000	—	9/11/16	1.8675%	6 month JPY-LIBOR-
					BBA	(519,573)

	$ 42,130,000	—	9/29/13	5.078%	3 month USD-LIBOR-
					BBA	(3,522,328)

	24,650,000	—	7/27/09	5.504%	3 month USD-LIBOR-
					BBA	(1,101,740)

	54,651,000	—	10/26/12	4.6275%	3 month USD-LIBOR-
					BBA	(4,064,793)

	14,112,000	—	11/9/09	4.387%	3 month USD-LIBOR-
					BBA	(627,898)

	14,501,000	—	11/9/17	5.0825%	3 month USD-LIBOR-
					BBA	(1,444,115)

	37,608,000	—	11/23/17	4.885%	3 month USD-LIBOR-
					BBA	(3,079,959)

AUD	10,550,000	—	12/11/17	6 month AUD-BBR-
				BBSW	7.04%	(7,992)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N. A., London
EUR	13,050,000	$ —	8/2/17	6 month EUR-EURIBOR-
				Telerate	4.7476%	$ 1,071,481

JPY	1,300,000,000	—	2/10/16	6 month JPY-LIBOR-
				BBA	1.755%	513,299

JPY	13,104,267,000	—	4/3/08	1.165%	6 month JPY-LIBOR-
					BBA	(29,648)

Credit Suisse First Boston International
	$ 5,699,500	—	7/9/14	4.945%	3 month USD-LIBOR-
					BBA	(443,929)

Credit Suisse International
EUR	13,620,000	—	3/15/10	6 month EUR-EURIBOR-
				Reuters	3.927%	(95,423)

CHF	4,730,000	—	3/13/18	6 month CHF-LIBOR-
				BBA	3.3175%	(30,245)

EUR	3,190,000	—	3/13/18	4.317%	6 month EUR-EURIBOR-
					Reuters	32,741

CHF	20,910,000	—	3/15/10	2.59%	6 month CHF-LIBOR-
					BBA	77,492

CHF	20,910,000	—	3/15/10	2.6625%	6 month CHF-LIBOR-
					BBA	47,769

CHF	4,730,000	—	3/14/18	6 month CHF-LIBOR-
				BBA	3.3%	(37,387)

EUR	13,620,000	—	3/15/10	6 month EUR-EURIBOR-
				Reuters	4.0525%	(45,781)

EUR	3,190,000	—	3/14/18	4.345%	6 month EUR-EURIBOR-
					Reuters	21,853

	$ 563,000	—	8/29/12	5.04556%	3 month USD-LIBOR-
					BBA	(44,411)

GBP	1,480,000	—	4/3/36	GBP 3,728,462 at	6 month GBP-LIBOR-
				maturity	BBA	338,339

	$ 1,009,000	—	10/16/17	3 month USD-LIBOR-
				BBA	5.297%	117,838

	7,647,900	—	11/6/17	4.97021%	3 month USD-LIBOR-
					BBA	(688,189)

GBP	14,240,000	—	1/14/10	6 month GBP-LIBOR-
				BBA	4.9125%	(48,850)

GBP	12,210,000	—	1/14/13	4.8825%	6 month GBP-LIBOR-
					BBA	122,363

GBP	3,420,000	—	1/16/18	6 month GBP-LIBOR-
				BBA	4.8975%	(32,768)

Deutsche Bank AG
ZAR	12,120,000	—	7/6/11	3 month ZAR-JIBAR-
				SAFEX	9.16%	(67,930)

	$ 2,307,000	—	10/16/17	3 month USD-LIBOR-
				BBA	5.297%	269,428

	1,590,000	—	11/7/17	3 month USD-LIBOR-
				BBA	5.056%	154,454

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

			Upfront		Payments	Payments	Unrealized
Swap counterparty/			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
	$ 1,345,000	(F)	$ —	9/15/11	678 bp (1 month USD-	Ford Credit Auto
					LIBOR-BBA)	Owner Trust Series
						2005-B Class D	$ (88,820)

SEK	88,030,000	(E)	—	3/2/11	3 month SEK-STIBOR-
					SIDE	4.2475%	(28,452)

SEK	21,090,000	(E)	—	3/4/19	4.80%	3 month SEK-STIBOR-
						SIDE	(17,207)

AUD	15,350,000		—	3/4/11	7.689%	3 month AUD-BBR-BBSW	(146,638)

	$ 24,463,000		—	3/11/38	5.029%	3 month USD-LIBOR-
						BBA	(1,536,267)

EUR	23,940,000		—	3/26/10	6 month EUR-EURIBOR-
					Reuters	4.129%	(84,832)

EUR	6,460,000		—	3/26/18	4.33%	6 month EUR-EURIBOR-
						Reuters	62,267

GBP	19,950,000		—	3/29/10	6 month GBP-LIBOR-
					BBA	5.25%	109,582

GBP	4,830,000		—	3/27/18	5.0675%	6 month GBP-LIBOR-
						BBA	(73,405)

	$ 12,358,000		—	4/2/18	4.076%	3 month USD-LIBOR-
						BBA	—

CHF	10,190,000	(F)	—	4/1/10	2.9%	6 month CHF-LIBOR-
						BBA	(30,026)

EUR	6,690,000		—	4/1/10	6 month EUR-EURIBOR-
					Reuters	4.255%	422

EUR	1,570,000		—	4/2/18	4.45%	6 month EUR-EURIBOR-
						Reuters	(8,053)

CHF	2,310,000		—	4/2/18	6 month CHF-LIBOR-
					BBA	3.44%	535

JPY	743,800,000		—	6/10/16	1.953%	6 month JPY-LIBOR-
						BBA	(409,712)

	$ 73,300,000		—	3/10/10	4.779%	3 month USD-LIBOR-
						BBA	(3,294,829)

	80,600,000	(E)	—	3/8/12	3 month USD-LIBOR-
					BBA	4.99%	1,941,654

JPY	5,433,720,000	(E)	—	10/1/10	6 month JPY-LIBOR-
					BBA	0.91%	23,431

JPY	2,194,390,000	(E)	—	10/1/13	1.10%	6 month JPY-LIBOR-
						BBA	(27,727)

	$ 2,068,000		—	9/14/14	4.906%	3 month USD-LIBOR-
						BBA	(156,944)

	1,009,000		—	9/14/17	5.0625%	3 month USD-LIBOR-
						BBA	(84,419)

	48,973,100		—	9/19/09	3 month USD-LIBOR-
					BBA	4.763%	1,761,878

	93,857,600		—	9/21/09	3 month USD-LIBOR-
					BBA	4.60%	3,114,322

	26,170,900		—	9/21/17	5.149%	3 month USD-LIBOR-
						BBA	(2,376,729)

GBP	1,990,000	(E)	—	1/25/38	4.41%	6 month GBP-LIBOR-
						BBA	(21,346)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

		Upfront			Payments	Payments	Unrealized
Swap counterparty/		premium		Termination	made by	received by	appreciation/
Notional amount		received (paid)		date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International continued
CHF	18,820,000		$ —	2/4/13	6 month CHF-LIBOR-
					BBA	2.8125%	$ (171,618)

EUR	12,200,000		—	2/4/13	4.0525%	6 month EUR-EURIBOR-
						Reuters	83,477

GBP	13,410,000		—	2/13/13	5.0375%	6 month GBP-LIBOR-
						BBA	(60,792)

GBP	3,670,000		—	2/16/38	4.8175%	6 month GBP-LIBOR-
						BBA	(202,697)

GBP	15,080,000		—	2/13/18	6 month GBP-LIBOR-
					BBA	5.105%	354,467

GBP	1,990,000	(E)	—	1/7/38	4.33625%	6 month GBP-LIBOR-
						BBA	3,156

JPMorgan Chase Bank, N. A.
	$ 112,807,000		—	4/27/09	5.034%	3 month USD-LIBOR-
						BBA	(4,915,903)

	4,665,000		—	3/7/18	4.45%	3 month USD-LIBOR-
						BBA	(148,083)

	17,121,000		—	3/12/18	3 month USD-LIBOR-
					BBA	4.4525%	547,017

	15,289,000		—	3/11/38	5.0025%	3 month USD-LIBOR-
						BBA	(893,564)

	84,261,000		—	3/14/18	4.775%	3 month USD-LIBOR-
						BBA	(4,958,748)

	35,403,000		—	3/20/13	3 month USD-LIBOR-
					BBA	3.145%	(232,822)

	69,999,000		—	3/26/10	3 month USD-LIBOR-
					BBA	2.33375%	(121,815)

	8,000,000		—	3/6/16	3 month USD-LIBOR-
					BBA	5.176%	751,375

	12,060,000		—	10/10/13	5.054%	3 month USD-LIBOR-
						BBA	(1,149,621)

	16,780,000		—	10/10/13	5.09%	3 month USD-LIBOR-
						BBA	(1,636,320)

	30,000,000		—	6/17/15	3 month USD-LIBOR-
					BBA	4.5505%	1,920,577

	8,700,000		—	8/13/12	3 month USD-LIBOR-
					BBA	5.2%	748,461

	3,583,000		—	8/29/17	5.2925%	3 month USD-LIBOR-
						BBA	(367,803)

	1,255,000		—	8/29/17	5.263%	3 month USD-LIBOR-
						BBA	(126,097)

	19,633,000		—	9/11/27	5.27%	3 month USD-LIBOR-
						BBA	(1,849,890)

	22,964,000		—	5/4/16	5.62375%	3 month USD-LIBOR-
						BBA	(3,254,465)

	70,918,000		—	5/4/08	3 month USD-LIBOR-
					BBA	5.37%	1,341,144

JPY	7,460,000,000		—	6/6/13	1.83%	6 month JPY-LIBOR-
						BBA	(3,104,920)

	$ 93,857,600		—	9/21/09	3 month USD-LIBOR-
					BBA	4.6125%	3,156,138

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

		Upfront			Payments	Payments	Unrealized
Swap counterparty/		premium		Termination	made by	received by	appreciation/
Notional amount		received (paid)		date	fund per annum	fund per annum	(depreciation)
JPMorgan Chase Bank, N. A. continued
	$ 26,170,900		$ —	9/21/17	5.15%	3 month USD-LIBOR-
						BBA	$ (2,378,831)

	1,540,000		—	9/27/17	5.2335%	3 month USD-LIBOR-
						BBA	(149,261)

	58,733,000		—	10/30/12	4.68375%	3 month USD-LIBOR-
						BBA	(4,516,354)

	890,000		—	11/7/17	3 month USD-LIBOR-
					BBA	5.05771%	86,586

	14,112,000		—	11/9/09	4.3975%	3 month USD-LIBOR-
						BBA	(630,741)

	14,501,000		—	11/9/17	5.0895%	3 month USD-LIBOR-
						BBA	(1,452,781)

	84,001,000		—	11/30/17	4.705%	3 month USD-LIBOR-
						BBA	(5,556,818)

	33,996,000		—	12/11/17	3 month USD-LIBOR-
					BBA	4.65%	2,075,125

	31,100,000		—	8/4/08	3 month USD-LIBOR-
					BBA	5.40%	388,217

	16,700,000		—	8/4/16	3 month USD-LIBOR-
					BBA	5.5195%	2,018,563

	25,100,000		—	9/2/15	3 month USD-LIBOR-
					BBA	4.4505%	1,135,120

JPY	502,020,000		—	2/1/38	6 month JPY-LIBOR-
					BBA	2.44%	214,622

JPY	1,223,590,000		—	1/30/18	1.60%	6 month JPY-LIBOR-
						BBA	(200,532)

	$ 78,868,000		—	1/31/18	3 month USD-LIBOR-
					BBA	4.25%	1,328,534

	22,238,000		—	2/5/18	3 month USD-LIBOR-
					BBA	4.28%	425,042

Lehman Brothers Special Financing, Inc.
	36,264,000		25,106	3/14/18	4.35%	3 month USD-LIBOR-
						BBA	(821,991)

	65,768,000		—	3/19/13	3 month USD-LIBOR-
					BBA	3.0675%	(671,407)

	54,578,000		—	3/20/13	3 month USD-LIBOR-
					BBA	3.215%	(182,560)

	46,110,000		—	3/26/10	3 month USD-LIBOR-
					BBA	2.3525%	(63,523)

	46,110,000		—	3/26/10	3 month USD-LIBOR-
					BBA	2.395%	(25,441)

	4,595,000	(E)	—	3/26/38	5.05%	3 month USD-LIBOR-
						BBA	70,901

	35,403,000		—	3/20/13	3 month USD-LIBOR-
					BBA	3.07%	(355,773)

	9,190,000	(E)	—	3/22/38	5.29%	3 month USD-LIBOR-
						BBA	(36,117)

	95,264,000		—	3/20/13	3 month USD-LIBOR-
					BBA	3.155%	(583,327)

EUR	6,120,000	(E)	—	3/22/38	6 month EUR-EURIBOR-
					Reuters	4.864%	(44,623)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

		Upfront			Payments	Payments	Unrealized
Swap counterparty/		premium		Termination	made by	received by	appreciation/
Notional amount		received (paid)		date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
	$ 112,755,000		$ —	3/25/10	3 month USD-LIBOR-
					BBA	2.345%	$ (168,674)

	19,400,000		—	3/25/13	3 month USD-LIBOR-
					BBA	3.2292%	(59,918)

	6,600,000		—	3/25/38	4.583%	3 month USD-LIBOR-
						BBA	68,791

	112,755,000		—	3/25/10	3 month USD-LIBOR-
					BBA	2.268%	(336,999)

	70,019,000		—	3/25/10	3 month USD-LIBOR-
					BBA	2.275%	(199,386)

GBP	15,960,000		—	3/22/10	6 month GBP-LIBOR-
					BBA	5.075%	9,893

GBP	4,500,000		—	3/20/18	4.99%	6 month GBP-LIBOR-
						BBA	(14,465)

EUR	4,040,000	(E),(F)	—	3/29/38	6 month EUR-EURIBOR-
					Reuters	4.9625%	17,403

	$ 75,656,000		—	6/12/17	3 month USD-LIBOR-
					BBA	5.717%	11,334,631

	45,378,000		—	6/14/17	3 month USD-LIBOR-
					BBA	5.8725%	7,368,905

GBP	1,365,000	(E)	—	3/15/36	GBP 3,304,437.5 at	6 month GBP-LIBOR-
					maturity	BBA	381,414

EUR	5,800,000		—	8/1/17	6 month EUR-EURIBOR-
					Telerate	4.719%	451,462

	$ 79,881,000		—	8/3/08	3 month USD-LIBOR-
					BBA	5.425%	1,006,696

	10,091,000		—	8/3/11	3 month USD-LIBOR-
					BBA	5.445%	861,207

	2,218,000		—	8/3/16	5.5675%	3 month USD-LIBOR-
						BBA	(275,826)

	32,665,000		—	3/15/09	4.9298%	3 month USD-LIBOR-
						BBA	(817,294)

	85,683,000		—	8/31/09	3 month USD-LIBOR-
					BBA	4.89%	3,115,815

	18,098,000		—	8/31/27	5.4925%	3 month USD-LIBOR-
						BBA	(2,249,581)

	18,098,000		—	9/4/27	5.4475%	3 month USD-LIBOR-
						BBA	(2,133,167)

	85,683,000		—	9/4/09	3 month USD-LIBOR-
					BBA	4.836%	3,050,224

	92,947,000		—	9/11/09	3 month USD-LIBOR-
					BBA	4.6525%	3,091,459

	2,582,000		—	9/11/17	5.0525%	3 month USD-LIBOR-
						BBA	(213,900)

	32,648,700		—	9/19/09	3 month USD-LIBOR-
					BBA	4.755%	1,170,579

	93,857,600		—	9/24/09	3 month USD-LIBOR-
					BBA	4.695%	3,259,410

	26,170,900		—	9/24/17	5.285%	3 month USD-LIBOR-
						BBA	(2,671,959)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

		Upfront			Payments	Payments	Unrealized
Swap counterparty/		premium		Termination	made by	received by	appreciation/
Notional amount		received (paid)		date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
	$ 54,651,000		$ —	10/26/12	4.61375%	3 month USD-LIBOR-
						BBA	$ (4,029,314)

JPY	1,347,600,000		—	6/10/16	1.7775%	6 month JPY-LIBOR-
						BBA	(550,033)

	$ 460,000		—	11/7/17	3 month USD-LIBOR-
					BBA	5.05521%	44,656

	14,112,000		—	11/9/09	4.403%	3 month USD-LIBOR-
						BBA	(632,317)

	14,501,000		—	11/9/17	5.067%	3 month USD-LIBOR-
						BBA	(1,425,102)

	55,604,000		—	12/11/17	3 month USD-LIBOR-
					BBA	4.839%	4,279,927

GBP	2,960,000		—	12/27/12	5.1825%	6 month GBP-LIBOR-
						BBA	(34,820)

GBP	3,330,000		—	12/27/17	6 month GBP-LIBOR-
					BBA	5.11%	62,609

GBP	830,000		—	12/28/37	4.755%	6 month GBP-LIBOR-
						BBA	(23,880)

EUR	24,900,000		—	11/13/16	3.983%	6 month EUR-EURIBOR-
						Telerate	1,051,476

	$ 26,924,000		—	1/16/18	4.375%	3 month USD-LIBOR-
						BBA	(696,094)

	3,287,252		—	2/8/13	3.441%	3 month USD-LIBOR-
						BBA	(24,166)

	52,310,000		—	2/14/13	3.563%	3 month USD-LIBOR-
						BBA	(675,160)

EUR	3,060,000	(E)	—	3/26/38	6 month EUR-EURIBOR-
					Reuters	4.74%	(70,314)

	46,110,000		—	3/26/10	3 month USD-LIBOR-
					BBA	2.325%	(94,758)

EUR	23,940,000		—	3/29/10	6 month EUR-EURIBOR-
					Reuters	4.25%	(4,527)

EUR	5,630,000		—	3/28/18	4.42%	6 month EUR-EURIBOR-
						Reuters	(7,502)

	$ 6,060,000	(E)	—	3/29/38	5.31%	3 month USD-LIBOR-
						BBA	(33,997)

Merrill Lynch Capital Services, Inc.
	54,651,000		—	10/26/12	4.6165%	3 month USD-LIBOR-
						BBA	(4,036,519)

JPY	743,800,000		—	6/10/16	1.99625%	6 month JPY-LIBOR-
						BBA	(435,856)

Merrill Lynch Derivative Products AG
JPY	371,900,000		—	6/11/17	2.05625%	6 month JPY-LIBOR-
						BBA	(229,905)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
GBP	7,660,000	$ —	3/28/18	5.065%	6 month GBP-LIBOR-
					BBA	$ (113,599)

GBP	31,830,000	—	3/29/10	6 month GBP-LIBOR-
				BBA	5.21%	110,375

	$ 448,000	—	8/29/17	5.26021%	3 month USD-LIBOR-
					BBA	(44,914)

Total						$(17,973,122)

(E) See Note 1 to the financial statements regarding extended effective dates.

(F) Is valued at fair value following procedures approved by the Trustees.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

				Fixed payments	Total return	Unrealized
Swap counterparty/			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Bank of America, N. A.
	$22,250,000	(1)	5/2/08	Banc of America	The spread	$ (1,856,035)
				Securities CMBS	return of Banc
				AAA 10 yr Index	of America
				multiplied by	Securities- CMBS
				the modified	AAA 10 year Index
duration factor

	6,000,000	(1)	5/2/08	10 bp plus	The spread	(625,446)
				change in spread	return of Banc
				of Banc	of America
				of America	Securities- CMBS
				Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

Citibank, N. A.
	5,640,000	(1)	5/2/08	12.5 bp plus	The spread	(560,039)
				change in spread	return of Banc
				of Banc	of America
				of America	Securities- CMBS
				Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

Credit Suisse International
GBP	1,480,000		4/3/36	GBP 2,242,757 at	GBP Non-revised	(407,739)
				maturity	Retail Price
Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

				Fixed payments	Total return	Unrealized
Swap counterparty/			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
	$ 2,860,000	(1)(F)	5/1/08	10 bp plus	The spread	$ 75,141
				change in spread	return of Banc
				of Banc	of America
				of America	Securities- CMBS
				Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

EUR	19,720,000		3/26/09	(2.27%)	Eurostat	(8,687)
Eurozone HICP
excluding tobacco

GBP	1,433,000		1/7/38	3.485%	GBP Non-revised	(129,015)
UK Retail Price
Index excluding
tobacco

GBP	1,912,000		1/7/18	(3.11%)	GBP Non-revised	62,486
UK Retail Price
Index excluding
tobacco

GBP	1,912,000		1/24/18	(3.26%)	GBP Non-revised	15,643
UK Retail Price
Index excluding
tobacco

GBP	1,433,000		1/24/38	3.6665%	GBP Non-revised	(14,128)
UK Retail Price
Index excluding
tobacco

JPMorgan Chase Bank, N. A.
	$ 8,295,000	(1)(E)(F)	8/1/08	Change in spread	The spread	(1,079,818)
				of Lehman	return of Lehman
				Brothers AAA	Brothers AAA
				8.5+ Commercial	8.5+ CMBS Index
				Mortgage Backed	adjusted by
				Securities Index	modified
				minus 17.5 bp	duration factor

	22,500,000	(1)(F)	4/30/08	Change in spread	The spread	(1,789,627)
				of Banc	return of Banc
				of America	of America
				Securities AAA	Securities- CMBS
				10 yr Index	AAA 10 year Index
multiplied by
the modified
duration factor
minus 47.5 bp

	7,375,000	(1)(F)	4/30/08	110 bp plus Banc	The spread	(512,784)
				of America	return of Banc
				Securities AAA	of America
				10 yr Index	Securities- CMBS
				multiplied by	AAA 10 year Index
the modified
duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

				Fixed payments	Total return	Unrealized
Swap counterparty/			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc.
GBP	1,365,000		3/15/36	GBP 2,065,993 at	GBP Non-revised	$ (338,839)
				maturity	Retail Price
Index

	$ 3,813,000	(1)(F)	4/1/08	Beginning	The spread	(539,330)
				of period nominal	return of Lehman
				spread of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index	duration factor
minus 10 bp

	9,683,000	(1)(F)	5/1/08	50 bp plus	The spread	(1,276,277)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

	88,120,000	(1)(F)	5/1/08	15 bp plus	The spread	(10,847,308)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

	33,900,000	(2)(F)	5/1/08	(Beginning	The spread	3,571,806
				of period nominal	return of Lehman
				spread of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index	duration factor
minus 218.75 bp)

	7,480,000	(2)(F)	5/1/08	(Beginning	The spread	772,849
				of period nominal	return of Lehman
				spread of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index	duration factor
minus 175 bp)

	3,750,000	(2)(F)	6/1/08	(20 bp plus	The spread	361,605
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$ 9,150,000	(1)(F)	5/1/08	195 bp plus	The spread	$ (959,213)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

18,680,000	(2)(F)	6/2/08	(Beginning	The spread	1,799,575
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 300 bp)

15,465,000	(2)(F)	6/1/08	(Beginning	The spread	1,689,118
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 500 bp)

10,665,000	(2)(F)	7/1/08	(Beginning	The spread	(323,363)
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 100 bp)

3,890,000	(1)	8/1/08	Lehman Brothers	The spread	(93,162)
			SD CMBS AAA 8.5+	return of Lehman
			Index multiplied by	Brothers SD CMBS
			the modified	AAA 8.5+ Index
duration factor
plus 40 bp

3,890,000	(1)	8/1/08	Lehman Brothers	The spread	(91,185)
			SD CMBS AAA	return of Lehman
			8.5+ Index	Brothers SD CMBS
			multiplied by	AAA 8.5+ Index
the modified
duration factor
plus 50 bp

8,757,000	(1)	8/1/08	Lehman Brothers	The spread	(238,657)
			SD CMBS AAA	return of Lehman
			8.5+ Index	Brothers SD CMBS
			multiplied by	AAA 8.5+ Index
the modified
duration factor
minus 25 bp

Merrill Lynch Capital Services
74,457,544		4/14/08	(3.40%) 5.50%	FNMA 5.5 30 YR	(731,113)
TBA

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Morgan Stanley Capital Services, Inc.
$18,380,000	(1)(E)(F)	4/30/08	Change in spread	The spread	$ (1,547,136)
			of Banc	return of Banc
			of America	of America
			Securities AAA	Securities- CMBS
			10 yr Index	AAA 10 year Index
multiplied by
the modified
duration factor
minus 15 bp

3,076,000	(1)(F)	5/2/08	10 bp plus Banc	The spread	(249,617)
			of America	return of Banc
			Securities AAA	of America
			10 yr Index	Securities- CMBS
			multiplied by	AAA 10 year Index
the modified
duration factor

5,580,000	(1)(F)	4/30/08	120 bp plus Banc	The spread	(385,651)
			of America	return of Banc
			Securities AAA	of America
			10 yr Index	Securities- CMBS
			multiplied by	AAA 10 year Index
the modified

duration factor

8,891,000	(1)(E)(F)	8/1/08	Beginning	The spread	(304,552)
			of period nominal	return of Lehman
			spread of Lehman	Brothers Aaa
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor

Total					$(16,560,498)

(E) See Note 1 to the financial statements regarding extended effective dates.

(F) Is valued at fair value following procedures approved by the Trustees.

(1) Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

(2) Fund pays the net fixed and total return payment if positive and receives the net fixed and total return payment if negative.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

	Upfront				Fixed payments	Unrealized
Swap counterparty/	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Bank of America, N. A.

DJ ABX NA CMBX BBB Index	$ 138	$ 200,000		10/12/52	(134 bp)	$ 80,133

DJ ABX NA HE AAA Index	123,625	1,074,997	(F)	7/25/45	18 bp	10,567

DJ CDX NA HY Series 9
Index	10,139	5,407,380		12/20/12	(375 bp)	586,241

Idearc, Inc T/L Bank
Loan	—	600,000		6/20/12	(152 bp)	82,478

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty/	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N. A. continued

L-3 Communications
Corp. 7 5/8%, 6/15/12	$ —	$ 235,000	6/20/11	(101 bp)	$ 2,640

Nalco, Co.
7.75%,11/15/11	—	80,000	9/20/12	350 bp	(1,887)

Abitibibowater Inc. ,
6 1/2%, 6/15/13	—	125,000	12/20/08	550 bp	(9,867)

Financial Security
Assurance Inc.	—	555,000	12/20/12	95 bp	(33,724)

Barclays Bank PLC
Peru CD	—	1,462,116	1/7/09	170 bp	—

Peru CD	—	1,387,940	11/10/08	170 bp	—

Bear Stearns Credit Products, Inc.
Claire’s Stores,
9 5/8%, 6/1/15	—	70,000	6/20/12	230 bp	(13,016)

Citibank, N. A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	—	125,000	12/20/08	725 bp	(8,368)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—	125,000	12/20/08	800 bp	(7,725)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—	125,000	12/20/08	825 bp	(7,510)

Advanced Micro Devices
Inc., 7.75%, 11/1/12	—	2,155,000	3/20/09	575 bp	(59,959)

DJ ABX HE A Index	2,450,210	3,451,000	1/25/38	369 bp	(471,752)

DJ ABX HE AAA Index	600,472	2,070,600	1/25/38	76 bp	(399,005)

DJ ABX NA HE AAA Index	211,351	2,004,671	7/25/45	18 bp	—

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	220,000	9/20/12	495 bp	(35,418)

Rhodia SA, 7.326%,
10/15/13	—	305,000	3/20/13	(240 bp)	32,804

Rhodia SA, 7.326%,
10/15/13	—	505,000	3/20/13	(245 bp)	52,731

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	—	50,000	3/20/09	275 bp	(513)

Sara Lee Corp., 6 1/8%,
11/1/32	—	300,000	9/20/11	(43 bp)	2,381

Seat Pagine Gialle
S. P. A., 8%, 4/30/14	—	495,000	3/20/13	815 bp	(22,525)

Wind Acquisition
9 3/4%, 12/1/15	—	240,000	3/20/13	(495 bp)	3,590

Credit Suisse First Boston International
Ukraine Government,
7.65%, 6/11/13	—	$ 1,105,000	10/20/11	194 bp	(15,050)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront					Fixed payments	Unrealized
Swap counterparty/	premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Credit Suisse International

Advanced Micro Devices,
7 3/4%, 11/1/12	$ —		$ 210,000		6/20/09	165 bp	$ (17,712)

DJ ABX NA HE AAA Index	250,359		1,662,264		7/25/45	18 bp	80,678

DJ CMB NA CMBX AA Index	(217,053)		971,000		10/12/52	(25 bp)	(72,178)

DJ CMB NA CMBX AAA Index	154,461		928,000		12/13/49	8 bp	61,349

DJ CMB NA CMBX AAA Index	1,651,787	10,544,000			2/17/51	35 bp	725,838

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—		150,000		6/20/17	297 bp	(18,516)

Freeport-McMoRan Copper
& Gold, Inc.	—		600,000		3/20/12	41 bp	(8,456)

Freeport-McMoRan Copper
& Gold, Inc.	—		597,100		3/20/12	(82 bp)	(480)

Harrahs Operating Co.
Inc. , 5 5/8%, 6/1/15	—		165,000		3/20/09	600 bp	(936)

Republic of Peru,
8 3/4%, 11/21/33	—		610,000		4/20/17	125 bp	(20,530)

Deutsche Bank AG
DJ ABX NA CMBX AAA Index	71,142	1,180,000			2/17/51	35 bp	(32,498)

DJ ABX NA HE AAA Index	98,964		965,507	(F)	7/25/45	18 bp	(2,578)

DJ iTraxx Europe Series
8 Version 1	(57,074)	EUR	595,000		12/20/12	(375 bp)	(1,500)

DJ iTraxx Europe Series
9 Version 1	14,248	EUR	202,000		6/20/13	(650 bp)	5,118

Grohe Holding GmBh,
8 5/8%, 10/1/14	—	EUR	140,000		6/20/09	400 bp	—

Grohe Holding GmBh,
8 5/8%, 10/1/14	—	EUR	505,000		6/20/09	400 bp	(8,548)

India Government Bond,
5.87%, 1/2/10	—		$ 5,800,000	(F)	1/11/10	170 bp	76,976

iStar Financial, Inc.,
6%, 12/15/10	26,663		395,000		3/20/09	500 bp	7,949

Korea Monetary STAB
Bond, 5%, 2/14/09	—	1,365,000			2/23/09	105 bp	3,397

Korea Monetary STAB
Bond, 5.15%, 2/12/10	—	1,365,000			2/19/10	115 bp	5,955

Korea Monetary STAB
Bond, 5.45%, 1/23/10	—		870,000		2/1/10	110 bp	2,625

Nalco, Co. 7.75%,
11/15/11	—		70,000		12/20/12	363 bp	(1,510)

Republic of Argentina,
8.28%, 12/31/33	—		660,000		8/20/12	(380 bp)	43,939

Republic of Indonesia,
6.75%, 2014	—		575,000		9/20/16	292 bp	5,321

Republic of Peru,
8 3/4%, 11/21/33	—		610,000		4/20/17	126 bp	(26,378)

Republic of Turkey,
11 7/8%, 1/15/30	—		920,000		6/20/14	195 bp	(57,344)

Republic of Venezuela,
9 1/4%, 9/15/27	—		595,000		6/20/14	220 bp	(113,639)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty/	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Deutsche Bank AG continued

Taiwan T Bill	$ —	$ 2,275,000		12/12/08	115 bp	$ 3,110

United Mexican States,
7.5%, 4/8/33	—	1,495,000		3/20/14	56 bp	(63,782)

United Mexican States,
7.5%, 4/8/33	—	550,000		4/20/17	66 bp	(32,648)

DJ LCDX NA Series 9.1
Index 15-100% tranche	—	2,875,000	(F)	12/20/12	61.56 bp	(87,793)

Korea Monetary STAB
Bond, 5.04%, 1/24/09	—	1,105,000	(F)	2/2/09	130 bp	5,494

Republic of Brazil,
12 1/4%, 3/6/30	—	775,000		10/20/17	105 bp	(61,018)

Goldman Sachs International
Advanced Micro Devices,
7 3/4%, 11/1/12	—	375,000		3/20/09	515 bp	(12,560)

Any one of the
underlying securities
in the basket of BB
CMBS securities	—	3,768,000		(a)	2.461%	(945,857)

DJ ABX HE A Index	501,237	748,000		1/25/38	369 bp	(134,103)

DJ ABX HE AAA Index	175,796	748,000		1/25/38	76 bp	(186,889)

DJ CDX NA CMBX AAA Index	56,692	1,550,000		3/15/49	7 bp	(67,950)

DJ CDX NA HY Series 9
Index	439,956	10,998,900		12/20/12	375 bp	(731,867)

DJ CDX NA HY Series 9
Index	1,073,890	22,314,600		12/20/12	375 bp	(1,303,507)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	5,781,600		12/20/10	429 bp	100,797

DJ CDX NA HY Series 9
Index 25-35% tranche	—	2,840,000		12/20/10	108.65 bp	(190,700)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	3,280,000		12/20/10	305 bp	(51,868)

DJ CDX NA IG Series 8
Index 30-100% tranche	—	24,127,000	(F)	6/20/12	(2.75 bp)	480,895

General Motors Corp.,
7 1/8%, 7/15/13	—	300,000		9/20/08	620 bp	(1,216)

General Motors Corp.,
7 1/8%, 7/15/13	—	1,400,000		9/20/08	620 bp	(5,675)

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	1,205,000		9/20/17	(67.8 bp)	152,425

Lighthouse
International Co, SA,
8%, 4/30/14	—	EUR 420,000		3/20/13	680 bp	(42,613)

Merrill Lynch & Co.,
5%, 1/15/15	—	$ 1,205,000		9/20/17	(59.8 bp)	144,673

Unity Media GmBh,
8 3/4%, 2/15/15	—	EUR 420,000		3/20/13	735 bp	36,592

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront					Fixed payments	Unrealized
Swap counterparty/	premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Goldman Sachs International continued
Wind Acquisition
9 3/4%, 12/1/15	$ —	EUR	420,000		3/20/13	597 bp	$ 19,418

Wind Acquisition
9 3/4%, 12/1/15	—	EUR	550,000		12/20/10	(340 bp)	22,490

JPMorgan Chase Bank, N. A.
Codere Finance
(Luxembourg) S. A.,
8.25%, 6/15/15	—	EUR	420,000		3/20/13	795 bp	19,730

DJ CDX NA HY Series 9
Index 25-35% tranche	—	$ 2,911,000			12/20/10	105.5 bp	(197,856)

DJ CDX NA IG Series 10
Index	(23,549)	3,940,000			6/20/13	155 bp	—

DJ CDX NA IG Series 10
Index	(2,316)		420,000		6/20/13	155 bp	—

DJ CDX NA IG Series 9
Index	—	9,440,000		(F)	12/20/12	(13.55 bp)	167,908

DJ CDX NA IG Series 9
Index	(174,873)	4,170,000			12/20/17	(80 bp)	5,285

DJ CDX NA IG Series 9
Index	(23,951)	1,180,000			12/20/17	(80 bp)	27,029

DJ iTraxx Europe
Crossover Series 8
Version 1	(224,479)	EUR	1,680,000		12/20/12	(375 bp)	(67,559)

Freeport-McMoRan Copper
& Gold, Inc.	—	$ 1,194,100			3/20/12	(85 bp)	(2,261)

Idearc, Inc T/L Bank
Loan	—		600,000		6/20/12	79 bp	(92,920)

iStar Financial, Inc.,
6%, 12/15/10	26,600		380,000		3/20/09	500 bp	8,597

Republic of Argentina,
8.28%, 12/31/33	—		705,000		6/20/14	235 bp	(117,584)

Republic of Turkey,
11 7/8%, 1/15/30	—		990,000		5/20/17	230 bp	(79,262)

Republic of Turkey,
11 7/8%, 1/15/30	—		730,000		5/20/17	244 bp	(47,547)

Russian Federation,
7 1/2%, 3/31/30	—	1,580,925			5/20/17	60 bp	(114,638)

Smurfit-Stone Container
Enterprises, 7 1/2%,
6/1/13	—		125,000	(F)	3/20/13	685 bp	696

DJ CDX NA IG Series 9
Index 30-100% tranche	—		8,555,000	(F)	12/20/12	(5.8 bp)	182,142

Republic of Turkey,
11 7/8%, 1/15/30	—		185,000		10/20/12	154 bp	(9,126)

Lehman Brothers Special Financing, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	—		745,000		3/20/09	525 bp	(24,250)

Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	1,205,000			9/20/17	(77 bp)	67,110

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty/	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
Community Health
Systems, 8 7/8%, 7/15/15	$ —	$ 195,000		12/20/12	360 bp	$ (11,835)

DJ ABX HE A Index	501,237	748,000		1/25/38	369 bp	(131,239)

DJ ABX HE A Index	520,555	749,000		1/25/38	369 bp	(112,767)

DJ ABX HE AAA Index	175,796	748,000		1/25/38	76 bp	(183,086)

DJ ABX HE AAA Index	209,720	749,000		1/25/38	76 bp	(149,800)

DJ ABX HE AAA Index	400,316	1,380,400		1/25/38	76 bp	(262,409)

DJ CDX NA CMBX AA Index	(1,426)	45,000	(F)	3/15/49	(15 bp)	8,308

DJ CDX NA HY Series 8
Index 35-60% tranche	—	43,893,000		6/20/12	95 bp	(4,309,216)

DJ CDX NA HY Series 8
Index 35-60% tranche	—	4,590,000		6/20/12	104 bp	(434,873)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	11,500,000		12/20/10	104.5 bp	(784,664)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	11,500,000		12/20/10	90 bp	(828,230)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	27,600,000		12/20/10	171 bp	(1,403,460)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	16,700,000		12/20/10	203 bp	(709,472)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	16,700,000		12/20/10	212 bp	(670,060)

DJ CDX NA HY Series 9
Index, 25-35% tranche	—	10,560,000		12/20/10	163 bp	(559,011)

DJ CDX NA IG Series 10
Index	189,834	12,548,000		6/20/18	(150 bp)	31,618

DJ CDX NA IG Series 8
Index 30-100% tranche	—	9,026,600		6/20/12	(3.125 bp)	179,073

DJ CDX NA IG Series 8
Index 30-100% tranche	—	43,869,400		6/20/12	(8 bp)	786,389

DJ CDX NA IG Series 9
Index	(442,096)	9,544,500		12/20/17	(80 bp)	(29,742)

DJ LCDX NA Series 9.1
Index 15-100% tranche	—	2,875,000	(F)	12/20/12	59.3 bp	(89,505)

Domtar Corp., 7 1/8%,
8/15/15	—	145,000		12/20/11	(250 bp)	5,847

Fed Republic of Brazil,
12.25%, 3/6/30	—	115,000		8/20/12	113 bp	(2,039)

Fed Republic of Brazil,
12.25%, 3/6/30	—	115,000		8/20/12	120 bp	(1,706)

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	571,000		6/20/12	355 bp	(112,725)

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	571,000		6/20/10	(228 bp)	75,697

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	1,205,000		9/20/17	(58 bp)	84,611

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	1,205,000		9/20/12	45.5 bp	(47,740)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty/	premium	Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
Harrahs Operating Co.
Inc., 5 5/8%, 6/1/15	$ —	$ 115,000	3/20/09	610 bp	$ (542)

HCA inc., T/L Bank Loan	—	186,000	3/20/09	225 bp	(22)

Jefferson Smurfit
Corp., 7 1/2%, 6/1/13	—	200,000	3/20/13	645 bp	(704)

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	1,205,000	9/20/17	(60.5 bp)	93,096

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	1,205,000	9/20/12	48 bp	(67,227)

Republic of Argentina,
8.28%, 12/31/33	—	330,000	9/20/12	(469 bp)	12,783

Republic of Argentina,
8.28%, 12/31/33	—	3,335,000	5/20/17	296 bp	(652,941)

Republic of Ecuador,
10%, 8/15/30	—	570,000	6/20/12	600 bp	(749)

Republic of Ecuador,
10%, 8/15/30	—	560,000	5/20/12	540 bp	(8,529)

Republic of Ecuador,
10%, 8/15/30	—	340,000	5/20/12	540 bp	(5,178)

Republic of Peru,
8 3/4%, 11/21/33	—	1,185,000	10/20/16	215 bp	30,657

Republic of Turkey,
11 7/8%, 1/15/30	—	4,200,000	5/20/17	228 bp	(342,160)

Republic of Venezuela,
9 1/4%, 9/15/27	—	1,190,000	5/20/12	183 bp	(173,513)

Republic of Venezuela,
9 1/4%, 9/15/27	—	1,190,000	5/20/08	(130 bp)	1,341

United Mexican States,
7.5%, 4/8/33	—	3,815,000	8/20/17	72 bp	(227,641)

United Mexican States,
7.5%, 4/8/33	—	665,000	4/20/17	67 bp	(38,959)

Wind Acquisition
9 3/4%, 12/1/15	—	EUR 240,000	12/20/10	(357 bp)	8,255

Merrill Lynch Capital Services, Inc.
Bombardier, Inc,
6 3/4%, 5/1/12	—	$ 1,080,000	6/20/12	(150 bp)	51,916

D.R. Horton Inc.,
7 7/8%, 8/15/11	—	735,000	9/20/11	(426 bp)	(4,528)

General Motors Corp.,
7 1/8%, 7/15/13	—	960,000	9/20/08	500 bp	(9,670)

Pulte Homes Inc.,
5.25%, 1/15/14	—	690,000	9/20/11	(482 bp)	(16,061)

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	150,000	6/20/17	295 bp	(18,682)

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	—	500,000	6/20/09	190 bp	(40,408)

Aramark Services, Inc.,
8.5%, 2/1/15	—	125,000	12/20/12	355 bp	(8,502)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty/	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc. continued
Bombardier, Inc,
6 3/4%, 5/1/12	$ —	$ 545,000	6/20/12	(114 bp)	$ 35,439

DJ ABX NA CMBX AAA Index	276,884	3,890,000	3/15/49	7 bp	(38,396)

DJ ABX NA CMBX BBB Index	50	68,790	10/12/52	(134 bp)	27,678

DJ CDX NA HY Series 9
Index	660,132	16,503,300	12/20/12	375 bp	(1,098,130)

DJ CDX NA IG Series 10
Index	416,060	21,356,000	6/20/18	(150 bp)	169,184

DJ CDX NA IG Series 9
Index 30-100% tranche	—	3,300,000	12/20/12	(29.5 bp)	33,815

DJ CMB NA CMBX AA Index	(276,753)	1,213,000	10/12/52	(25 bp)	(95,049)

DJ CMB NA CMBX AAA Index	1,687,934	14,071,000	12/13/49	8 bp	390,047

DJ CMB NA CMBX AAA Index	6,434,573	59,293,500	2/17/51	35 bp	1,227,564

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	150,000	6/20/12	225 bp	(10,458)

Freeport-McMoRan Copper
& Gold, Inc.	—	1,788,300	3/20/12	44 bp	(17,236)

Nalco, Co. 7.75%,
11/15/11	—	80,000	9/20/12	330 bp	(2,500)

Nalco, Co. 7.75%,
11/15/11	—	115,000	3/20/13	460 bp	1,814

DJ CDX NA HY Series 7
Index	61,321	1,290,960	12/20/09	(325 bp)	99,774

DJ CDX NA IG Series 7
Index 10-15% tranche	52,160	1,304,000	12/20/09	0 bp	(222,639)

Dominican Republic,
8 5/8%, 4/20/27	—	1,190,000	11/20/11	(170 bp)	61,506

Freeport-McMoRan Copper
& Gold, Inc.	—	597,100	3/20/12	(83 bp)	(2,651)

Republic of Venezuela,
9 1/4%, 9/15/27	—	510,000	10/12/12	339 bp	(49,991)

Russian Federation, 5%,
3/31/30	—	9,850,000	3/20/12	48 bp	(314,215)

Total					$(13,709,518)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/08 (Unaudited)

ASSETS

Investment in securities, at value, including $2,833,893 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $834,317,214)	$ 856,765,063
Affiliated issuers (identified cost $22,561,483) (Note 5)	22,561,483

Cash	2,935,593

Foreign currency (cost $712,410) (Note 1)	703,105

Dividends, interest and other receivables	5.379,732

Receivable for securities sold	799,588

Receivable for sales of delayed delivery securities (Notes 1, 6 and 7)	118,361,634

Receivable from Manager (Note 2)	79,239

Unrealized appreciation on swap contracts (Note 1)	84,926,457

Receivable for open forward currency contracts (Note 1)	2,108,340

Receivable for closed forward currency contracts (Note 1)	783,442

Receivable for open swap contracts (Note 1)	557,249

Receivable for closed swap contracts (Note 1)	3,646,156

Premium paid on swap contracts (Note 1)	1,443,570

Receivable for variation margin (Note 1)	1,566,804

Total assets	1,102,617,455

LIABILITIES

Distributions payable to shareholders	3,073,090

Payable for securities purchased	10,710,830

Payable for purchases of delayed delivery securities (Notes 1, 6 and 7)	260,661,821

Payable for compensation of Manager (Notes 2 and 5)	979,544

Payable for investor servicing fees (Note 2)	22,903

Payable for Trustee compensation and expenses (Note 2)	130,022

Payable for administrative services (Note 2)	1,726

Payable for open forward currency contracts (Note 1)	3,982,259

Payable for closed forward currency contracts (Note 1)	655,046

Premium received on swap contracts (Note 1)	19,549,408

Payable for closed swap contracts (Note 1)	328,501

Written options outstanding, at value (premiums received $8,792,830) (Notes 1 and 3)	9,671,840

Unrealized depreciation on swap contracts (Note 1)	133,169,595

TBA sales commitments, at value (proceeds receivable $118,135,039) (Note 1)	118,245,768

Collateral on securities loaned, at value (Note 1)	2,904,300

Other accrued expenses	123,753

Total liabilities	564,210,406

Net assets	$ 538,407,049

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 702,551,214

Undistributed net investment income (Note 1)	12,807,648

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(142,987,943)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(33,963,870)

Total — Representing net assets applicable to capital shares outstanding	$ 538,407,049

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value per share
($538,407,049 divided by 80,870,445 shares)	$6.66

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/08 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $703,125
from investments in affiliated issuers) (Note 5)	$ 20,881,236

Dividends	3,814

Securities lending	7,170

Total investment income	20,892,220

EXPENSES

Compensation of Manager (Note 2)	2,061,230

Investor servicing fees (Note 2)	140,917

Custodian fees (Note 2)	41,622

Trustee compensation and expenses (Note 2)	20,227

Administrative services (Note 2)	15,756

Other (Note 2)	415,648

Fees waived and reimbursed by Manager (Notes 2 and 5)	(53,066)

Total expenses	2,642,334

Expense reduction (Note 2)	(106,441)

Net expenses	2,535,893

Net investment income	18,356,327

Net realized gain on investments (Notes 1 and 3)	8,358,937

Net increase from payments by affiliate (Note 2)	176,732

Net realized gain on swap contracts (Note 1)	809,832

Net realized loss on futures contracts (Note 1)	(5,985,881)

Net realized loss on foreign currency transactions (Note 1)	(4,023,888)

Net realized loss on written options (Notes 1 and 3)	(985,865)

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(1,811,606)

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	(35,075,022)

Net loss on investments	(38,536,761)

Net decrease in net assets resulting from operations	$(20,180,434)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	3/31/08*	9/30/07

Operations:
Net investment income	$ 18,356,327	$ 31,959,763

Net realized loss on investments
and foreign currency transactions	(1,650,133)	(4,719,765)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(36,886,628)	5,592,414

Net increase (decrease) in net assets resulting
from operations	(20,180,434)	32,832,412

Distributions to shareholders (Note 1):

From net investment income	(18,538,675)	(32,136,740)

Decrease from shares repurchased (Note 4)	(1,684,554)	(86,295,031)

Total decrease in net assets	(40,403,663)	(85,599,359)

NET ASSETS

Beginning of period	578,810,712	664,410,071

End of period (including undistributed net investment
income of $12,807,648 and $12,989,996, respectively)	$538,407,049	$578,810,712

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	81,137,030	93,824,140

Shares repurchased (Note 4)	(266,585)	(12,681,340)

Retirement of shares held by the fund	—	(5,770)

Shares outstanding at end of period	80,870,445	81,137,030

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	3/31/08	9/30/07	9/30/06	9/30/05	9/30/04	9/30/03

Net asset value,
beginning of period	$7.13	$7.08	$7.07	$7.13	$6.99	$6.26

Investment operations:
Net investment income (a)	.23(d)	.36(d)	.34(d)	.32(d)	.40(d)	.48

Net realized and unrealized
gain (loss) on investments	(.47)	.01	(.04)	.04	.23	.73

Total from
investment operations	(.24)	.37	.30	.36	.63	1.21

Less distributions:
From net investment income	(.23)	(.36)	(.35)	(.42)	(.49)	(.48)

Total distributions	(.23)	(.36)	(.35)	(.42)	(.49)	(.48)

Increase from
shares repurchased	—(e)	.04	.06	—	—	—

Net asset value,
end of period	$6.66	$7.13	$7.08	$7.07	$7.13	$6.99

Market value,
end of period	$6.17	$6.41	$6.15	$6.25	$6.73	$6.41

Total return at
market value (%)(b)	(0.20) *	10.15	4.17	(0.98)	12.95	8.35

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$538,407	$578,811	$664,410	$709,266	$715,596	$700,694

Ratio of expenses to
average net assets (%)(c)	.47* (d)	.90(d)	.89(d)	.87(d)	.86(d)	.89

Ratio of net investment income
to average net assets (%)	3.28* (d)	5.01(d)	4.84(d)	4.43(d)	5.61(d)	7.22

Portfolio turnover (%)	65.68* (f)	77.78(f)	113.12(f)	165.33(f)	113.46	141.60(g)

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

Financial highlights (Continued)

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

March 31,2008	0.01%

September 30, 2007	0.02

September 30, 2006	0.02

September 30, 2005	0.02

September 30, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Master Intermediate Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund’s investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector and international sector. The fund invests in higher yielding, lower rated bonds that have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the

Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

D) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract.The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At March 31, 2008, the value of securities loaned amounted to $2,833,893. The fund received cash collateral of $2,904,300 which is pooled with collateral of other Putnam funds into 55 issues of short-term investments.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2007 the fund had a capital loss carryover of $132,838,759 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$25,640,537	September 30, 2008

24,593,458	September 30, 2009

27,431,170	September 30, 2010

47,831,303	September 30, 2011

7,342,291	September 30, 2015

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2008, $10,599,551 of losses recognized during the period November 1, 2006 to September 30, 2007.

The aggregate identified cost on a tax basis is $857,650,484, resulting in gross unrealized appreciation and depreciation of $51,149,651 and $29,473,589, respectively, or net unrealized appreciation of $21,676,062.

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund (including assets but excluding liabilities, attributable to leverage for investment purposes.) The fee is based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

In October 2007, Putnam Management agreed to reimburse the fund in the amount of $176,732 in connection with the misidentification in 2006 of the characteristics of certain securities in the fund’s portfolio. The reimbursement by Putnam Management had less than a 0.05% impact on total return during the period.

In December 2007, Putnam Management reimbursed the fund $40,670 relating to excise tax payments due from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund.

The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended March 31, 2008, the fund incurred $149,764 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2008, the fund’s expenses were reduced by $106,441 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $376, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the period ended March 31, 2008, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $393,659,080 and $349,093,390, respectively. Purchases and sales of U.S. government securities aggregated $12,694,469 and $8,794,863, respectively.

Written option transactions during the period ended March 31, 2008 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options
outstanding
at beginning
of period	EUR	5,440,000	$ 221,499
	USD 164,259,000		5,145,074

Options	EUR	—	—
opened	USD 625,576,000		12,096,179

Options	EUR	—	—
exercised	USD	—	—

Options	EUR	—	—
expired	USD 168,522,000		2,949,135

Options	EUR	—	—
closed	USD 303,918,000		5,720,787

Written options
outstanding
at end of period	EUR	5,440,000	221,499
	USD 317,395,000		$8,571,331

At March 31, 2008, Putnam, LLC owned 61 class A shares of the fund (less than 0.01% of class A shares outstanding), valued at $378.

Note 4: Share repurchase program

In September 2007, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 6, 2007 (based on shares outstanding as of October 7, 2005). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six months ended March 31, 2008, the fund repurchased 266,585 common shares for an aggregate purchase price of $1,684,554, which reflects a weighted-average discount from net asset value per share of 9.01% .

In April 2008, the fund repurchased 12,130,566 common shares pursuant to an issuer tender offer commenced on February 29, 2008, for up to 15% of its outstanding common shares, at $6.64 per share, for an aggregate purchase price of $80,546,958. The tender offer purchase price represented a discount of 1% from the net asset value of the fund’s common shares as of April 11, 2008.

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended March 31, 2008, management fees paid were reduced by $12,396 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $703,125 for the period ended March 31, 2008. During the period ended March 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $137,915,525 and $172,316,144, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of March 31, 2008, the fund had unfunded loan commitments of $407,395, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Golden Nugget, Inc.	$ 58,182

Univision Communications, Inc.	7,047

MEG Energy Corp. (Canada)	99,957

Hub International, Ltd.	31,939

Community Health Systems, Inc.	30,270

NRG Energy, Inc.	180,000

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In September 2007, Putnam Management consented to an order issue by the SEC and agreed to pay a monetary penalty to the SEC relating to the omission of required information from notices sent with distributions to shareholders of your fund prior to June 2002.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 (“FAS 161”) Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133 (“FAS 133”), which expands the disclosure requirements in FAS 133 about an entity’s derivative instruments and hedging activities. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Putnam Management is currently evaluating the impact the adoption of these accounting pronouncements will have on the Fund’s financial statements and related disclosures.

Shareholder meeting results (unaudited)

January 31, 2008 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	73,616,877	2,332,146

Charles B. Curtis	73,589,618	2,359,405

Robert J. Darretta	73,523,937	2,425,086

Myra R. Drucker	73,625,095	2,323,928

John A. Hill	73,605,460	2,343,563

Paul L. Joskow	73,573,111	2,375,912

Elizabeth T. Kennan	73,599,542	2,349,481

Kenneth R. Leibler	73,593,242	2,355,781

Robert E. Patterson	73,654,056	2,294,967

W. Thomas Stephens*	73,596,956	2,352,067

Richard B. Worley	73,630,989	2,318,034

Charles E. Haldeman, Jr.	73,618,165	2,330,858

George Putnam, III	73,651,256	2,297,767

A proposal to convert the fund to an open-end investment company was defeated as follows:

Votes for	Votes against	Abstentions	Broker non votes

9,828,086	32,444,988	935,234	32,740,715

All tabulations are rounded to the nearest whole number.

* Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 14, 2008.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Robert J. Darretta	Susan G. Malloy
Putnam Investment	Myra R. Drucker	Vice President and
Management, LLC	Charles E. Haldeman, Jr.	Assistant Treasurer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Elizabeth T. Kennan	Beth S. Mazor
	Kenneth R. Leibler	Vice President
Marketing Services	Robert E. Patterson
Putnam Retail Management	George Putnam, III	James P. Pappas
One Post Office Square	Richard B. Worley	Vice President
Boston, MA 02109
	Officers	Francis J. McNamara, III
Investment Sub-Manager	Charles E. Haldeman, Jr.	Vice President and
Putnam Investments Limited	President	Chief Legal Officer
57–59 St James’s Street
London, England SW1A 1LD	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square		Mark C. Trenchard
Boston, MA 02109	Jonathan S. Horwitz	Vice President and
	Senior Vice President	BSA Compliance Officer
Custodian	and Treasurer
State Street Bank and Trust		Judith Cohen
Company	Steven D. Krichmar	Vice President, Clerk and
	Vice President and	Assistant Treasurer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Wanda M. McManus
	Janet C. Smith	Vice President, Senior Associate
Trustees	Vice President, Principal	Treasurer and Assistant Clerk
John A. Hill, Chairman	Accounting Officer and
Jameson Adkins Baxter,	Assistant Treasurer	Nancy E. Florek
Vice Chairman		Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Proxy Manager

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a. 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
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PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

SA713 250648 5/08

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed - End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed - End Management Investment Companies

(a) Not applicable

(b) The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund. The names of all team members can be found at www.putnam.com.

During the period, Michael Atkin was named a Portfolio Member following the departure of Portfolio Member Jeffrey Kaufman.

Portfolio	Joined
Members	Fund	Employer	Positions Over Past Five Years

Michael Atkin	2007	Putnam	Senior Economist
		Management	Previously, Team Leader
		1997 – Present	Country Analysis

Other accounts managed by the fund’s portfolio managers. The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that were managed as of the end of the fund’s fiscal period by the Portfolio Leaders or Portfolio Members who joined the fund’s management team during the period. The other accounts may include accounts for which the individual was not designated as a portfolio leader or portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Other accounts (including
separate accounts, managed
Portfolio			Other accounts that pool		account programs and single-
Leader or	Other SEC-registered open-		assets from more than one		sponsor defined contribution
Member	end and closed-end funds		client		plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Michael Atkin	6	$3,984,600,000	3	$458,300,000	3	$1,295,100,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

Fund ownership. The following table shows the dollar ranges of shares of the fund owned as of September 30, 2005 and September 30, 2006 by the Portfolio Leaders or Portfolio Members who joined the fund’s management team during the fund’s fiscal period, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Item 9. Purchases of Equity Securities by Closed - End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 -
October 5,
2007	-	-	-	-
October 6 -
October 31,
2007	-	-	-	8,113,703
November 1 -
November 30,
2007	215,098	$6.31	215,098	7,898,605
December 1 -
December 31,
2007	51,487	$6.36	51,487	7,847,118
January 1 -
January 31,
2008	-	-	-	7,847,118
February 1 -
February 28,
2008	-	-	-	7,847,118
March 1 -
March 31,
2008	-	-	-	7,847,118

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 5,015,654 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 10,031,308 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 8,113,703 shares through October 7, 2008.

**Information prior to October 6, 2007 is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006. Information from October 6, 2007 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2007.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter

Principal Executive Officer

Date: May 30, 2008
By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 30, 2008